Exhibit 99.2

Supplemental Financial Information February 22, 2022

Supplemental Financial Information For the quarter and year ended December 31, 2021 February 22, 2022

Supplemental Financial Information February 22, 2022

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statements	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q4 2021 – Q4 2020	10
Consolidated Statements of Operations Q4 and FY 2021/2020	12
Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q4 and FY 2021/2020	13
Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Attributable to Common Stockholders Q4 and FY 2021/2020	14
Pro Forma Consolidated Statements of Operations Q4 2021 – Q1 2021, FY 2021	15
Pro Forma Consolidated Statements of Operations Q4 2020 – Q1 2020, FY 2020	16
Pro Forma Consolidated Statements of Operations Q4 2019 – Q1 2019, FY 2019	17
Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q1 2021	18
Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q2 2021	20
Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q3 2021	22
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q4 2021	24
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2021	26
Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2020	29
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2019	32
CAPITALIZATION	35
Comparative Capitalization Q4 2021 – Q4 2020	36
Consolidated Debt Summary Schedule	37
PROPERTY-LEVEL DATA	38
Hotel Information as of February 22, 2022	39

Supplemental Financial Information February 22, 2022

Supplemental Financial Information February 22, 2022

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information February 22, 2022

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of February 22, 2022 has interests in 16 hotels comprised of 8,125 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s business is to acquire, own, asset manage and renovate or reposition hotels that the Company considers to be Long-Term Relevant Real Estate®.

As demand for lodging generally fluctuates with the overall economy, the Company seeks to own Long-Term Relevant Real Estate® that will maintain a high appeal with lodging travelers over long periods of time and will generate superior economic earnings materially in excess of recurring capital requirements. Sunstone’s strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Sunstone’s goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Senior Vice President, Corporate Finance and Treasurer
(949) 382-3018

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information February 22, 2022

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the impact the COVID-19 pandemic has on the Company’s business and the economy, as well as the response of governments and the Company to the pandemic, and how quickly and successfully effective vaccines and therapies are distributed and administered; increased risks related to employee matters, including increased employment litigation and claims for severance or other benefits tied to termination or furloughs as a result of temporary hotel suspensions or reduced hotel operations due to COVID-19; general economic and business conditions, including a U.S. recession or increased inflation, trade conflicts and tariffs, regional or global economic slowdowns and any type of flu or disease-related pandemic that impacts travel or the ability to travel, including COVID-19; the need for business-related travel, including the increased use of business-related technology; rising hotel operating costs due to labor costs, workers’ compensation and health-care related costs, utility costs, property and liability insurance costs, unanticipated costs such as acts of nature and their consequences and other costs that may not be offset by increased room rates; the ground or airspace leases for two of the hotels the Company has interests in as of the date of this presentation; the need for renovations, repositionings and other capital expenditures for the Company’s hotels; the impact, including any delays, of renovations and repositionings on hotel operations; new hotel supply, or alternative lodging options such as timeshare, vacation rentals or sharing services such as Airbnb, in the Company’s markets, which could harm its occupancy levels and revenue at its hotels; competition from hotels not owned by the Company; relationships with, and the requirements, performance and reputation of, the managers of the Company’s hotels; relationships with, and the requirements and reputation of, the Company’s franchisors and hotel brands; the Company’s hotels may become impaired, or its hotels which have previously become impaired may become further impaired in the future, which may adversely affect its financial condition and results of operations; competition for the acquisition of hotels, and the Company’s ability to complete acquisitions and dispositions; performance of hotels after they are acquired; changes in the Company’s business strategy or acquisition or disposition plans; the Company’s level of debt, including secured, unsecured, fixed and variable rate debt; financial and other covenants in the Company’s debt and preferred stock; the impact on the Company’s business of potential defaults by the Company on its debt agreements or leases; volatility in the capital markets and the effect on lodging demand or the Company’s ability to obtain capital on favorable terms or at all; the Company’s need to operate as a REIT and comply with other applicable laws and regulations, including new laws, interpretations or court decisions that may change the federal or state tax laws or the federal or state income tax consequences of the Company’s qualification as a REIT; potential adverse tax consequences in the event that the Company’s operating leases with its taxable REIT subsidiaries are not held to have been made on an arm’s-length basis; system security risks, data protection breaches, cyber-attacks and systems integration issues, including those impacting the Company’s suppliers, hotel managers or franchisors; other events beyond the Company’s control, including climate change, natural disasters, terrorist attacks or civil unrest; and other risks and uncertainties associated with the Company’s business described in its filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information February 22, 2022

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information February 22, 2022

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of contract intangibles: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the unfavorable tenant lease contracts recorded in conjunction with our acquisitions of the Boston Park Plaza and the Hilton Garden Inn Chicago Downtown/Magnificent Mile. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Acquisition costs: under GAAP, costs associated with acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; debt resolution costs; lease terminations; property insurance proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. In addition, we exclude the amortization of our right-of-use assets and liabilities as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash finance lease expense recorded on the building lease at the Hyatt Centric Chicago Magnificent Mile (before the hotel’s sale in February 2022). We determined that the building lease is a finance lease, and, therefore, we include a portion of the lease payment each month in interest expense. We adjust EBITDAre for the finance lease in order to more accurately reflect the actual rent due to the hotel’s lessor in the current period, as well as the operating performance of the hotel. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information February 22, 2022

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligation as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership. We also exclude the real estate amortization of our right-of-use assets and liabilities, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income (loss) to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

The 16 Hotel Portfolio includes all hotels owned by the Company as of December 31, 2021 except the Hyatt Centric Chicago Magnificent Mile, which was classified as held for sale as of December 31, 2021 and sold in February 2022. The 14 Hotel Portfolio includes the 16 Hotel Portfolio less the Montage Healdsburg and the Four Seasons Resort Napa Valley, acquired by the Company in April 2021 and December 2021, respectively.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information February 22, 2022

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information February 22, 2022

Condensed Consolidated Balance Sheets
Q4 2021 – Q4 2020

(In thousands)	December 31, 2021 (1)	September 30, 2021 (2)	June 30, 2021 (3)	March 31, 2021 (4)	December 31, 2020 (5)
Assets
Investment in hotel properties:
Land	$604,692	$609,078	$611,538	$571,212	$571,212
Buildings & improvements	2,729,461	2,723,520	2,725,893	2,527,654	2,523,750
Furniture, fixtures, & equipment	431,780	452,294	452,610	432,493	431,918
Other	84,377	80,342	62,716	41,868	37,766
	3,850,310	3,865,234	3,852,757	3,573,227	3,564,646
Less accumulated depreciation & amortization	(1,130,294)	(1,196,065)	(1,165,362)	(1,133,264)	(1,103,148)
	2,720,016	2,669,169	2,687,395	2,439,963	2,461,498

Finance lease right-of-use asset, net	—	45,079	45,447	45,814	46,182
Operating lease right-of-use assets, net	23,161	23,971	24,939	25,196	26,093
Other noncurrent assets, net	15,776	14,145	14,736	15,847	16,799

Current assets:
Cash and cash equivalents	120,483	179,487	162,898	320,275	368,406
Restricted cash	42,234	42,124	47,490	44,982	47,733
Other current assets, net	43,071	46,861	32,457	24,597	19,006
Assets held for sale, net	76,308	13,759	—	—	—
Total assets	$3,041,049	$3,034,595	$3,015,362	$2,916,674	$2,985,717

*Footnotes on page 11

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information February 22, 2022

Condensed Consolidated Balance Sheets
Q4 2021– Q4 2020 (continued)

(In thousands, except share and per share data)	December 31, 2021 (1)	September 30, 2021 (2)	June 30, 2021 (3)	March 31, 2021 (4)	December 31, 2020 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$20,694	$87,396	$2,331	$2,295	$2,261
Other current liabilities	129,851	127,038	111,393	81,947	88,532
Liabilities of assets held for sale	25,213	5,490	—	—	—
Total current liabilities	175,758	219,924	113,724	84,242	90,793

Notes payable, less current portion, net	588,741	655,713	741,337	741,922	742,528
Finance lease obligation, less current portion	—	15,568	15,568	15,569	15,569
Operating lease obligations, less current portion	25,120	26,432	27,816	28,649	29,954
Other liabilities	11,656	14,495	13,612	14,679	17,494
Total liabilities	801,275	932,132	912,057	885,061	896,338

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	—	—	—	115,000	115,000
6.45% Series F cumulative redeemable preferred stock	—	—	75,000	75,000	75,000
Series G cumulative redeemable preferred stock	66,250	66,250	66,250	—	—
6.125% Series H cumulative redeemable preferred stock	115,000	115,000	115,000	—	—
5.70% Series I cumulative redeemable preferred stock	100,000	100,000	—	—	—
Common stock, $0.01 par value, 500,000,000 shares authorized	2,193	2,193	2,190	2,162	2,156
Additional paid in capital	2,631,484	2,629,148	2,626,582	2,585,455	2,586,108
Retained earnings	948,064	810,075	833,132	860,454	913,766
Cumulative dividends and distributions	(1,664,024)	(1,660,675)	(1,654,388)	(1,646,593)	(1,643,386)
Total stockholders' equity	2,198,967	2,061,991	2,063,766	1,991,478	2,048,644
Noncontrolling interest in consolidated joint venture	40,807	40,472	39,539	40,135	40,735
Total equity	2,239,774	2,102,463	2,103,305	2,031,613	2,089,379
Total liabilities and equity	$3,041,049	$3,034,595	$3,015,362	$2,916,674	$2,985,717
(1)	As presented on Form 10-K to be filed in February 2022.
(2)	As presented on Form 10-Q filed on November 4, 2021.
(3)	As presented on Form 10-Q filed on August 4, 2021.
(4)	As presented on Form 10-Q filed on May 5, 2021.
(5)	As presented on Form 10-K filed on February 12, 2021.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information February 22, 2022

Consolidated Statements of Operations
Q4 and FY 2021/2020

	Quarter Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2021	2020	2021	2020
Revenues
Room	$116,097	$21,987	$352,974	$169,522
Food and beverage	36,368	4,588	83,915	54,900
Other operating	21,421	10,785	72,261	43,484
Total revenues	173,886	37,360	509,150	267,906
Operating expenses
Room	32,031	11,940	98,723	76,977
Food and beverage	30,719	8,607	79,807	63,140
Other operating	4,465	1,353	14,399	7,636
Advertising and promotion	10,356	3,294	31,156	23,741
Repairs and maintenance	11,220	5,585	33,898	27,084
Utilities	5,747	4,073	20,745	17,311
Franchise costs	3,886	723	11,354	7,060
Property tax, ground lease and insurance	16,318	16,873	64,139	76,848
Other property-level expenses	23,238	2,745	71,415	49,854
Corporate overhead	8,203	5,735	40,269	28,149
Depreciation and amortization	32,598	32,761	128,682	137,051
Impairment losses	1,671	13,478	2,685	146,944
Total operating expenses	180,452	107,167	597,272	661,795

Interest and other income (loss)	13	85	(343)	2,836
Interest expense	(7,201)	(10,108)	(30,898)	(53,307)
Gain on sale of assets	152,524	34,109	152,524	34,298
(Loss) gain on extinguishment of debt, net	(428)	6,356	(57)	6,146
Income (loss) before income taxes	138,342	(39,365)	33,104	(403,916)
Income tax provision, net	(18)	(15)	(109)	(6,590)
Net income (loss)	138,324	(39,380)	32,995	(410,506)
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(335)	1,381	1,303	5,817
Preferred stock dividends and redemption charges	(3,349)	(3,208)	(20,638)	(12,830)
Income (loss) attributable to common stockholders	$134,640	$(41,207)	$13,660	$(417,519)

Basic and diluted per share amounts:
Basic and diluted income (loss) attributable to common stockholders per common share	$0.61	$(0.19)	$0.06	$(1.93)

Basic and diluted weighted average common shares outstanding	217,870	214,257	216,296	215,934

Distributions declared per common share	$—	$—	$—	$0.05

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information February 22, 2022

Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q4 and FY 2021/2020

	Quarter Ended December 31,		Year Ended December 31,
(In thousands)	2021	2020	2021	2020
Net income (loss)	$138,324	$(39,380)	$32,995	$(410,506)
Operations held for investment:
Depreciation and amortization	32,598	32,761	128,682	137,051
Interest expense	7,201	10,108	30,898	53,307
Income tax provision, net	18	15	109	6,590
Gain on sale of assets, net	(152,524)	(34,109)	(152,442)	(34,298)
Impairment losses - hotel properties	1,671	13,478	2,685	144,642
EBITDAre	27,288	(17,127)	42,927	(103,214)

Operations held for investment:
Amortization of deferred stock compensation	2,212	2,067	12,788	9,576
Amortization of right-of-use assets and liabilities	(340)	(337)	(1,344)	(1,260)
Finance lease obligation interest - cash ground rent	(351)	(351)	(1,404)	(1,404)
Property-level severance	(284)	748	(284)	2,880
Property-level severance related to sold hotels	—	2,333	4,562	8,158
Loss (gain) on extinguishment of debt, net	428	(6,356)	57	(6,146)
Prior year property tax adjustments, net	—	(490)	(1,384)	(276)
Lawsuit settlement cost	21	—	712	—
CEO transition costs	815	—	8,791	—
Hurricane-related losses	2,612	—	4,233	—
Impairment loss - abandoned development costs	—	—	—	2,302
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(335)	1,381	1,303	5,817
Depreciation and amortization	(791)	(810)	(3,198)	(3,228)
Interest expense	(160)	(224)	(661)	(1,194)
Amortization of right-of-use asset and liability	73	73	290	290
Lawsuit settlement cost	(5)	—	(178)	—
Impairment loss - abandoned development costs	—	—	—	(449)
Adjustments to EBITDAre, net	3,895	(1,966)	24,283	15,066
Adjusted EBITDAre, excluding noncontrolling interest	$31,183	$(19,093)	$67,210	$(88,148)

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information February 22, 2022

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Attributable to Common Stockholders
Q4 and FY 2021/2020

	Quarter Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2021	2020	2021	2020
Net income (loss)	$138,324	$(39,380)	$32,995	$(410,506)
Preferred stock dividends and redemption charges	(3,349)	(3,208)	(20,638)	(12,830)
Operations held for investment:
Real estate depreciation and amortization	31,976	32,133	126,182	134,555
Gain on sale of assets, net	(152,524)	(34,109)	(152,442)	(34,298)
Impairment losses - hotel properties	1,671	13,478	2,685	144,642
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(335)	1,381	1,303	5,817
Real estate depreciation and amortization	(791)	(810)	(3,198)	(3,228)
FFO attributable to common stockholders	14,972	(30,515)	(13,113)	(175,848)

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	87	78	336	376
Noncash interest on derivatives, net	(1,211)	(794)	(3,405)	4,740
Property-level severance	(284)	748	(284)	2,880
Property-level severance related to sold hotels	—	2,333	4,562	8,158
Loss (gain) on extinguishment of debt, net	428	(6,356)	57	(6,146)
Prior year property tax adjustments, net	—	(490)	(1,384)	(276)
Lawsuit settlement cost	21	—	712	—
Preferred stock redemption charges	—	—	6,640	—
CEO transition costs	815	—	8,791	—
Amortization of deferred stock compensation associated with CEO transition costs	—	—	1,117	—
Hurricane-related losses	2,612	—	4,233	—
Impairment loss - abandoned development costs	—	—	—	2,302
Noncash income tax provision, net	—	—	—	7,415
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	73	73	290	290
Noncash interest on derivatives, net	1	—	(19)	(27)
Lawsuit settlement cost	(5)	—	(178)	—
Impairment loss - abandoned development costs	—	—	—	(449)
Adjustments to FFO attributable to common stockholders, net	2,537	(4,408)	21,468	19,263
Adjusted FFO attributable to common stockholders	$17,509	$(34,923)	$8,355	$(156,585)
FFO attributable to common stockholders per diluted share	$0.07	$(0.14)	$(0.06)	$(0.81)
Adjusted FFO attributable to common stockholders per diluted share	$0.08	$(0.16)	$0.04	$(0.73)

Basic weighted average shares outstanding	217,870	214,257	216,296	215,934
Shares associated with unvested restricted stock awards	445	185	326	—
Diluted weighted average shares outstanding	218,315	214,442	216,622	215,934

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information February 22, 2022

Pro Forma Consolidated Statements of Operations

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2021
Revenues
Room	$109,295	$109,132	$79,826	$31,791	$330,044
Food and beverage	35,189	26,233	14,996	4,870	81,288
Other operating	20,701	20,985	16,874	11,042	69,602
Total revenues	165,185	156,350	111,696	47,703	480,934

Operating Expenses
Room	30,366	28,821	21,523	10,612	91,322
Food and beverage	29,965	24,401	15,328	5,803	75,497
Other expenses	70,103	66,307	51,400	37,807	225,617
Corporate overhead	8,203	15,422	9,467	7,177	40,269
Depreciation and amortization	30,855	30,271	30,361	28,369	119,856
Impairment losses	1,671	1,014	—	—	2,685
Total operating expenses	171,163	166,236	128,079	89,768	555,246

Interest and other income (loss)	13	2	21	(379)	(343)
Interest expense	(6,440)	(7,019)	(7,100)	(6,693)	(27,252)
(Loss) gain on extinguishment of debt, net	(292)	61	88	222	79
Loss before income taxes	(12,697)	(16,842)	(23,374)	(48,915)	(101,828)
Income tax provision, net	(18)	(25)	(23)	(43)	(109)
Net loss	$(12,715)	$(16,867)	$(23,397)	$(48,958)	$(101,937)

Adjusted EBITDAre, excluding noncontrolling interest (2)	$30,379	$32,882	$17,016	$(11,335)	$68,942

Adjusted FFO attributable to common stockholders (3)	$17,115	$19,781	$996	$(24,928)	$12,964

Adjusted FFO attributable to common stockholders per diluted share (3)	$0.08	$0.09	$—	$(0.11)	$0.06
(1)	Includes the Company's ownership results for the 14 Hotel Portfolio plus the Montage Healdsburg and the Four Seasons Resort Napa Valley acquired in April 2021 and December 2021, respectively. Excludes the Company's ownership results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile due to their sales in October 2021, December 2021 and February 2022, respectively.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliations for the first, second, third and fourth quarters of 2021, along with the year ended December 31, 2021 can be found on pages 18, 20, 22, 24 and 26, respectively, in this supplemental package.
(3)	Adjusted FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders per diluted share reconciliations for the first, second, third and fourth quarters of 2021, along with the year ended December 31, 2021 can be found on pages 19, 21, 23, 25 and 27, respectively, in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information February 22, 2022

Pro Forma Consolidated Statements of Operations

Q4 2020 – Q1 2020, FY 2020

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2020
Revenues
Room	$19,090	$12,139	$1,522	$104,407	$137,158
Food and beverage	4,396	1,920	142	42,122	48,580
Other operating	10,200	9,742	5,853	13,610	39,405
Total revenues	33,686	23,801	7,517	160,139	225,143

Operating Expenses
Room	9,835	8,137	4,213	33,827	56,012
Food and beverage	6,541	5,471	3,996	35,241	51,249
Other expenses	26,693	34,673	32,592	66,068	160,026
Corporate overhead	5,735	6,582	8,438	7,394	28,149
Depreciation and amortization	28,812	28,399	28,444	28,502	114,157
Impairment loss – abandoned development costs	—	—	—	2,302	2,302
Total operating expenses	77,616	83,262	77,683	173,334	411,895

Interest and other income	85	139	306	2,306	2,836
Interest expense	(6,704)	(8,021)	(8,349)	(13,668)	(36,742)
Loss on extinguishment of debt	—	(210)	—	—	(210)
Loss before income taxes	(50,549)	(67,553)	(78,209)	(24,557)	(220,868)
Income tax (provision) benefit, net	(15)	83	12	(6,670)	(6,590)
Net loss	$(50,564)	$(67,470)	$(78,197)	$(31,227)	$(227,458)

Adjusted EBITDAre, excluding noncontrolling interest (2)	$(12,135)	$(26,945)	$(36,141)	$20,636	$(54,585)

Adjusted FFO attributable to common stockholders (3)	$(24,890)	$(41,038)	$(50,450)	$8,603	$(107,775)

Adjusted FFO attributable to common stockholders per diluted share (3)	$(0.11)	$(0.19)	$(0.23)	$0.04	$(0.50)
(1)	Includes the Company's ownership results for the 14 Hotel Portfolio. Excludes the Company's ownership results for the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile due to their sales in July 2020, December 2020, October 2021, December 2021 and February 2022, respectively. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder, as well as the elimination of interest expense and loss on extinguishment of debt on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliation for the year ended December 31, 2020 can be found on page 29 in this supplemental package.
(3)	Adjusted FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders per diluted share reconciliations for the year ended December 31, 2020 can be found on page 30 in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information February 22, 2022

Pro Forma Consolidated Statements of Operations

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2019
Revenues
Room	$146,091	$154,749	$162,344	$139,113	$602,297
Food and beverage	56,751	52,248	64,255	60,410	233,664
Other operating	16,891	17,284	15,958	14,729	64,862
Total revenues	219,733	224,281	242,557	214,252	900,823

Operating Expenses
Room	38,332	39,734	39,538	37,078	154,682
Food and beverage	38,511	37,324	40,203	39,578	155,616
Other expenses	74,504	73,681	75,606	73,773	297,564
Corporate overhead	7,275	7,395	8,078	7,516	30,264
Depreciation and amortization	28,406	28,483	27,850	27,697	112,436
Total operating expenses	187,028	186,617	191,275	185,642	750,562

Interest and other income	3,060	3,762	4,811	4,924	16,557
Interest expense	(6,880)	(9,074)	(11,634)	(10,149)	(37,737)
Income before income taxes	28,885	32,352	44,459	23,385	129,081
Income tax (provision) benefit, net	(1,034)	749	(2,676)	3,112	151
Net income	$27,851	$33,101	$41,783	$26,497	$129,232

Adjusted EBITDAre, excluding noncontrolling interest (2)	$63,741	$67,984	$82,942	$60,733	$275,400

Adjusted FFO attributable to common stockholders (3)	$50,816	$56,124	$69,103	$47,281	$223,324

Adjusted FFO attributable to common stockholders per diluted share (3)	$0.23	$0.26	$0.32	$0.22	$1.03
(1)	Includes the Company's ownership results for the 14 Hotel Portfolio. Excludes the Company's ownership results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile due to their sales in October 2019, July 2020, December 2020, October 2021, December 2021 and February 2022, respectively. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder, as well as the elimination of interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliation for the year ended December 31, 2019 can be found on page 32 in this supplemental package.
(3)	Adjusted FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders per diluted share reconciliations for the year ended December 31, 2019 can be found on page 33 in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q1 2021

	Quarter Ended March 31, 2021
		Disposition:	Disposition:	Held for Sale:
		Renaissance	Embassy Suites	Hyatt Centric	Equity	Pro
(In thousands)	Actual (1)	Westchester (2)	La Jolla (2)	Chicago (3)	Transactions (4)	Forma (5)

Net loss	$(55,287)	$1,346	$1,588	$3,395	$—	$(48,958)
Operations held for investment:
Depreciation and amortization	30,770	(268)	(988)	(1,145)	—	28,369
Interest expense	7,649	—	(605)	(351)	—	6,693
Income tax provision, net	43	—	—	—	—	43
Loss on sale of assets	70	—	—	—	—	70
EBITDAre	(16,755)	1,078	(5)	1,899	—	(13,783)

Operations held for investment:
Amortization of deferred stock compensation	2,752	—	—	—	—	2,752
Amortization of right-of-use assets and liabilities	(331)	—	—	—	—	(331)
Finance lease obligation interest - cash ground rent	(351)	—	—	351	—	—
Gain on extinguishment of debt	(222)	—	—	—	—	(222)
Prior year property tax adjustments, net	(827)	—	—	—	—	(827)
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	1,975	—	—	—	—	1,975
Depreciation and amortization	(810)	—	—	—	—	(810)
Interest expense	(161)	—	—	—	—	(161)
Amortization of right-of-use asset and liability	72	—	—	—	—	72
Adjustments to EBITDAre, net	2,097	—	—	351	—	2,448

Adjusted EBITDAre, excluding noncontrolling interest	$(14,658)	$1,078	$(5)	$2,250	$—	$(11,335)

*Footnotes on page 19

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2021

	Quarter Ended March 31, 2021
		Disposition:	Disposition:	Held for Sale:
		Renaissance	Embassy Suites	Hyatt Centric	Equity	Pro
(In thousands, except per share data)	Actual (1)	Westchester (2)	La Jolla (2)	Chicago (3)	Transactions (4)	Forma (5)

Net loss	$(55,287)	$1,346	$1,588	$3,395	$—	$(48,958)
Preferred stock dividends	(3,207)	—	—	—	21	(3,186)
Operations held for investment:
Real estate depreciation and amortization	30,143	(268)	(988)	(1,145)	—	27,742
Loss on sale of assets	70	—	—	—	—	70
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	1,975	—	—	—	—	1,975
Real estate depreciation and amortization	(810)	—	—	—	—	(810)
FFO attributable to common stockholders	(27,116)	1,078	600	2,250	21	(23,167)

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	85	—	—	—	—	85
Noncash interest on derivatives, net	(869)	—	—	—	—	(869)
Gain on extinguishment of debt	(222)	—	—	—	—	(222)
Prior year property tax adjustments, net	(827)	—	—	—	—	(827)
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	72	—	—	—	—	72
Adjustments to FFO attributable to common stockholders, net	(1,761)	—	—	—	—	(1,761)

Adjusted FFO attributable to common stockholders	$(28,877)	$1,078	$600	$2,250	$21	$(24,928)

FFO attributable to common stockholders per diluted share	$(0.13)					$(0.11)

Adjusted FFO attributable to common stockholders per diluted share	$(0.13)					$(0.11)

Basic weighted average shares outstanding	214,438				2,914	217,352
Shares associated with unvested restricted stock awards	210				—	210
Diluted weighted average shares outstanding	214,648				2,914	217,562
(1)	Actual represents the Company's ownership results for the 17 hotels owned by the Company as of March 31, 2021.
(2)	Disposition represents the Company's ownership results for the Renaissance Westchester and the Embassy Suites La Jolla prior to their sales in October 2021 and December 2021, respectively.
(3)	Held for Sale represents the Company’s ownership results for the Hyatt Centric Chicago Magnificent Mile prior to its sale in February 2022.
(4)	Equity Transactions represent the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(5)	Pro Forma represents the Company's ownership results for the 14 Hotel Portfolio, as well as the preferred stock transactions and common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q2 2021

	Quarter Ended June 30, 2021
		Disposition:	Disposition:	Held for Sale:
		Renaissance	Embassy Suites	Hyatt Centric	Equity	Pro
(In thousands)	Actual (1)	Westchester (2)	La Jolla (2)	Chicago (3)	Transactions (4)	Forma (5)

Net loss	$(27,918)	$1,201	$531	$2,789	$—	$(23,397)
Operations held for investment:
Depreciation and amortization	32,729	(271)	(955)	(1,142)	—	30,361
Interest expense	8,065	—	(614)	(351)	—	7,100
Income tax provision, net	23	—	—	—	—	23
EBITDAre	12,899	930	(1,038)	1,296	—	14,087

Operations held for investment:
Amortization of deferred stock compensation	4,659	—	—	—	—	4,659
Amortization of right-of-use assets and liabilities	(338)	—	—	—	—	(338)
Finance lease obligation interest - cash ground rent	(351)	—	—	351	—	—
Gain on extinguishment of debt	(88)	—	—	—	—	(88)
Prior year property tax adjustments, net	(1,162)	—	—	154	—	(1,008)
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	596	—	—	—	—	596
Depreciation and amortization	(806)	—	—	—	—	(806)
Interest expense	(159)	—	—	—	—	(159)
Amortization of right-of-use asset and liability	73	—	—	—	—	73
Adjustments to EBITDAre, net	2,424	—	—	505	—	2,929

Adjusted EBITDAre, excluding noncontrolling interest	$15,323	$930	$(1,038)	$1,801	$—	$17,016

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2021

	Quarter Ended June 30, 2021
		Disposition:	Disposition:	Held for Sale:
		Renaissance	Embassy Suites	Hyatt Centric	Equity	Pro
(In thousands, except per share data)	Actual (1)	Westchester (2)	La Jolla (2)	Chicago (3)	Transactions (4)	Forma (5)

Net loss	$(27,918)	$1,201	$531	$2,789	$—	$(23,397)
Preferred stock dividends and redemption charge	(7,795)	—	—	—	4,317	(3,478)
Operations held for investment:
Real estate depreciation and amortization	32,104	(271)	(955)	(1,142)	—	29,736
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	596	—	—	—	—	596
Real estate depreciation and amortization	(806)	—	—	—	—	(806)
FFO attributable to common stockholders	(3,819)	930	(424)	1,647	4,317	2,651

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	77	—	—	—	—	77
Noncash interest on derivatives, net	(709)	—	—	—	—	(709)
Gain on extinguishment of debt	(88)	—	—	—	—	(88)
Prior year property tax adjustments, net	(1,162)	—	—	154	—	(1,008)
Preferred stock redemption charge	4,016	—	—	—	(4,016)	—
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	73	—	—	—	—	73
Adjustments to FFO attributable to common stockholders, net	2,207	—	—	154	(4,016)	(1,655)

Adjusted FFO attributable to common stockholders	$(1,612)	$930	$(424)	$1,801	$301	$996

FFO attributable to common stockholders per diluted share	$(0.02)					$0.01

Adjusted FFO attributable to common stockholders per diluted share	$(0.01)					$0.00

Basic weighted average shares outstanding	215,113				2,470	217,583
Shares associated with unvested restricted stock awards	352				—	352
Diluted weighted average shares outstanding	215,465				2,470	217,935
(1)	Actual represents the Company's ownership results for the 18 hotels owned by the Company as of June 30, 2021.
(2)	Disposition represents the Company's ownership results for the Renaissance Westchester and the Embassy Suites La Jolla prior to their sales in October 2021 and December 2021, respectively.
(3)	Held for Sale represents the Company’s ownership results for the Hyatt Centric Chicago Magnificent Mile prior to its sale in February 2022.
(4)	Equity Transactions represent the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(5)	Pro Forma represents the Company's ownership results for the 14 Hotel Portfolio plus the Montage Healdsburg acquired in April 2021, as well as the preferred stock transactions and common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q3 2021

	Quarter Ended September 30, 2021
		Disposition:	Disposition:	Held for Sale:
		Renaissance	Embassy Suites	Hyatt Centric	Equity	Pro
(In thousands)	Actual (1)	Westchester (2)	La Jolla (2)	Chicago (3)	Transactions (4)	Forma (5)

Net loss	$(22,124)	$4,870	$(738)	$1,125	$—	$(16,867)
Operations held for investment:
Depreciation and amortization	32,585	(269)	(906)	(1,139)	—	30,271
Interest expense	7,983	—	(613)	(351)	—	7,019
Income tax provision, net	25	—	—	—	—	25
Loss on sale of assets	12	—	—	—	—	12
Impairment losses - hotel properties	1,014	—	—	—	—	1,014
EBITDAre	19,495	4,601	(2,257)	(365)	—	21,474

Operations held for investment:
Amortization of deferred stock compensation	3,165	—	—	—	—	3,165
Amortization of right-of-use assets and liabilities	(335)	—	—	—	—	(335)
Finance lease obligation interest - cash ground rent	(351)	—	—	351	—	—
Property-level severance related to held for sale/sold hotels	4,562	(4,562)	—	—	—	—
Gain on extinguishment of debt	(61)	—	—	—	—	(61)
Prior year property tax adjustments, net	605	—	—	(248)	—	357
Lawsuit settlement cost	691	—	—	—	—	691
CEO transition costs	7,976	—	—	—	—	7,976
Hurricane-related losses	1,621	—	—	—	—	1,621
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(933)	—	—	—	—	(933)
Depreciation and amortization	(791)	—	—	—	—	(791)
Interest expense	(181)	—	—	—	—	(181)
Amortization of right-of-use asset and liability	72	—	—	—	—	72
Lawsuit settlement cost	(173)	—	—	—	—	(173)
Adjustments to EBITDAre, net	15,867	(4,562)	—	103	—	11,408

Adjusted EBITDAre, excluding noncontrolling interest	$35,362	$39	$(2,257)	$(262)	$—	$32,882

*Footnotes on page 23

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2021

	Quarter Ended September 30, 2021
		Disposition:	Disposition:	Held for Sale:
		Renaissance	Embassy Suites	Hyatt Centric	Equity	Pro
(In thousands, except per share data)	Actual (1)	Westchester (2)	La Jolla (2)	Chicago (3)	Transactions (4)	Forma (5)

Net loss	$(22,124)	$4,870	$(738)	$1,125	$—	$(16,867)
Preferred stock dividends and redemption charge	(6,287)	—	—	—	2,937	(3,350)
Operations held for investment:
Real estate depreciation and amortization	31,959	(269)	(906)	(1,139)	—	29,645
Loss on sale of assets	12	—	—	—	—	12
Impairment losses - hotel properties	1,014	—	—	—	—	1,014
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(933)	—	—	—	—	(933)
Real estate depreciation and amortization	(791)	—	—	—	—	(791)
FFO attributable to common stockholders	2,850	4,601	(1,644)	(14)	2,937	8,730

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	87	—	—	—	—	87
Noncash interest on derivatives, net	(616)	—	—	—	—	(616)
Property-level severance related to held for sale/sold hotels	4,562	(4,562)	—	—	—	—
Gain on extinguishment of debt	(61)	—	—	—	—	(61)
Prior year property tax adjustments, net	605	—	—	(248)	—	357
Lawsuit settlement cost	691	—	—	—	—	691
Preferred stock redemption charge	2,624	—	—	—	(2,624)	—
CEO transition costs	7,976	—	—	—	—	7,976
Amortization of deferred stock compensation associated with CEO transition costs	1,117	—	—	—	—	1,117
Hurricane-related losses	1,621	—	—	—	—	1,621
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	72	—	—	—	—	72
Noncash interest on derivatives, net	(20)	—	—	—	—	(20)
Lawsuit settlement cost	(173)	—	—	—	—	(173)
Adjustments to FFO attributable to common stockholders, net	18,485	(4,562)	—	(248)	(2,624)	11,051

Adjusted FFO attributable to common stockholders	$21,335	$39	$(1,644)	$(262)	$313	$19,781

FFO attributable to common stockholders per diluted share	$0.01					$0.04

Adjusted FFO attributable to common stockholders per diluted share	$0.10					$0.09

Basic weighted average shares outstanding	217,709				—	217,709
Shares associated with unvested restricted stock awards	296				—	296
Diluted weighted average shares outstanding	218,005				—	218,005
(1)	Actual represents the Company's ownership results for the 18 hotels owned by the Company as of September 30, 2021.
(2)	Disposition represents the Company's ownership results for the Renaissance Westchester and the Embassy Suites La Jolla prior to their sales in October 2021 and December 2021, respectively.
(3)	Held for Sale represents the Company’s ownership results for the Hyatt Centric Chicago Magnificent Mile prior to its sale in February 2022.
(4)	Equity Transactions represent the reduction in preferred stock dividends due to the redemption of the 6.45% Series F Cumulative Redeemable Preferred Stock in August 2021, offset by the issuance of the 5.70% Series I Cumulative Redeemable Preferred Stock in July 2021.
(5)	Pro Forma represents the Company's ownership results for the 14 Hotel Portfolio plus the Montage Healdsburg acquired in April 2021, as well as the preferred stock transactions in 2021.

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q4 2021

	Quarter Ended December 31, 2021
		Disposition:	Disposition:	Held for Sale:
		Renaissance	Embassy Suites	Hyatt Centric	Pro
(In thousands)	Actual (1)	Westchester (2)	La Jolla (2)	Chicago (3)	Forma (4)

Net income	$138,324	$(3,492)	$(148,978)	$1,431	$(12,715)
Operations held for investment:
Depreciation and amortization	32,598	—	(603)	(1,140)	30,855
Interest expense	7,201	—	(410)	(351)	6,440
Income tax provision, net	18	—	—	—	18
Gain on sale of assets	(152,524)	3,733	148,791	—	—
Impairment losses - hotel properties	1,671	—	—	—	1,671
EBITDAre	27,288	241	(1,200)	(60)	26,269

Operations held for investment:
Amortization of deferred stock compensation	2,212	—	—	—	2,212
Amortization of right-of-use assets and liabilities	(340)	—	—	—	(340)
Finance lease obligation interest - cash ground rent	(351)	—	—	351	—
Property-level severance	(284)	—	—	—	(284)
Loss on extinguishment of debt	428	—	(136)	—	292
Lawsuit settlement cost	21	—	—	—	21
CEO transition costs	815	—	—	—	815
Hurricane-related losses	2,612	—	—	—	2,612
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(335)	—	—	—	(335)
Depreciation and amortization	(791)	—	—	—	(791)
Interest expense	(160)	—	—	—	(160)
Amortization of right-of-use asset and liability	73	—	—	—	73
Lawsuit settlement cost	(5)	—	—	—	(5)
Adjustments to EBITDAre, net	3,895	—	(136)	351	4,110

Adjusted EBITDAre, excluding noncontrolling interest	$31,183	$241	$(1,336)	$291	$30,379

*Footnotes on page 25

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2021

	Quarter Ended December 31, 2021
		Disposition:	Disposition:	Held for Sale:
		Renaissance	Embassy Suites	Hyatt Centric	Pro
(In thousands, except per share data)	Actual (1)	Westchester (2)	La Jolla (2)	Chicago (3)	Forma (4)

Net income	$138,324	$(3,492)	$(148,978)	$1,431	$(12,715)
Preferred stock dividends	(3,349)	—	—	—	(3,349)
Operations held for investment:
Real estate depreciation and amortization	31,976	—	(603)	(1,140)	30,233
Gain on sale of assets	(152,524)	3,733	148,791	—	—
Impairment losses - hotel properties	1,671	—	—	—	1,671
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(335)	—	—	—	(335)
Real estate depreciation and amortization	(791)	—	—	—	(791)
FFO attributable to common stockholders	14,972	241	(790)	291	14,714

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	87	—	—	—	87
Noncash interest on derivatives, net	(1,211)	—	—	—	(1,211)
Property-level severance	(284)	—	—	—	(284)
Loss on extinguishment of debt	428	—	(136)	—	292
Lawsuit settlement cost	21	—	—	—	21
CEO transition costs	815	—	—	—	815
Hurricane-related losses	2,612	—	—	—	2,612
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	73	—	—	—	73
Noncash interest on derivatives, net	1	—	—	—	1
Lawsuit settlement cost	(5)	—	—	—	(5)
Adjustments to FFO attributable to common stockholders, net	2,537	—	(136)	—	2,401

Adjusted FFO attributable to common stockholders	$17,509	$241	$(926)	$291	$17,115

FFO attributable to common stockholders per diluted share	$0.07				$0.07

Adjusted FFO attributable to common stockholders per diluted share	$0.08				$0.08

Basic weighted average shares outstanding	217,870				217,870
Shares associated with unvested restricted stock awards	445				445
Diluted weighted average shares outstanding	218,315				218,315

(1)	Actual represents the Company's ownership results for the 17 hotels owned by the Company as of December 31, 2021, as well as results for the Renaissance Westchester and the Embassy Suites La Jolla prior to their sales in October 2021 and December 2021, respectively.
(2)	Disposition represents the Company's ownership results for the Renaissance Westchester and the Embassy Suites La Jolla prior to their sales in October 2021 and December 2021, respectively.
(3)	Held for Sale represents the Company's ownership results for the Hyatt Centric Chicago Magnificent Mile prior to its sale in February 2022.
(4)	Pro Forma represents the Company's ownership results for the 16 Hotel Portfolio.

CORPORATE FINANCIAL INFORMATION	Page 25

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2021

	Year Ended December 31, 2021
		Disposition:	Disposition:	Held for Sale:
		Renaissance	Embassy Suites	Hyatt Centric	Equity	Pro
(In thousands)	Actual (1)	Westchester (2)	La Jolla (2)	Chicago (3)	Transactions (4)	Forma (5)

Net income	$32,995	$3,925	$(147,597)	$8,740	$—	$(101,937)
Operations held for investment:
Depreciation and amortization	128,682	(808)	(3,452)	(4,566)	—	119,856
Interest expense	30,898	—	(2,242)	(1,404)	—	27,252
Income tax provision, net	109	—	—	—	—	109
Gain on sale of assets, net	(152,442)	3,733	148,791	—	—	82
Impairment losses - hotel properties	2,685	—	—	—	—	2,685
EBITDAre	42,927	6,850	(4,500)	2,770	—	48,047

Operations held for investment:
Amortization of deferred stock compensation	12,788	—	—	—	—	12,788
Amortization of right-of-use assets and liabilities	(1,344)	—	—	—	—	(1,344)
Finance lease obligation interest - cash ground rent	(1,404)	—	—	1,404	—	—
Property-level severance	(284)	—	—	—	—	(284)
Property-level severance related to sold hotels	4,562	(4,562)	—	—	—	—
Loss on extinguishment of debt, net	57	—	(136)	—	—	(79)
Prior year property tax adjustments, net	(1,384)	—	—	(94)	—	(1,478)
Lawsuit settlement cost	712	—	—	—	—	712
CEO transition costs	8,791	—	—	—	—	8,791
Hurricane-related losses	4,233	—	—	—	—	4,233
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	1,303	—	—	—	—	1,303
Depreciation and amortization	(3,198)	—	—	—	—	(3,198)
Interest expense	(661)	—	—	—	—	(661)
Amortization of right-of-use asset and liability	290	—	—	—	—	290
Lawsuit settlement cost	(178)	—	—	—	—	(178)
Adjustments to EBITDAre, net	24,283	(4,562)	(136)	1,310	—	20,895

Adjusted EBITDAre, excluding noncontrolling interest	$67,210	$2,288	$(4,636)	$4,080	$—	$68,942

*Footnotes on page 28

CORPORATE FINANCIAL INFORMATION	Page 26

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2021

	Year Ended December 31, 2021
		Disposition:	Disposition:	Held for Sale:
		Renaissance	Embassy Suites	Hyatt Centric	Equity	Pro
(In thousands, except per share data)	Actual (1)	Westchester (2)	La Jolla (2)	Chicago (3)	Transactions (4)	Forma (5)

Net income	$32,995	$3,925	$(147,597)	$8,740	$—	$(101,937)
Preferred stock dividends and redemption charges	(20,638)	—	—	—	7,275	(13,363)
Operations held for investment:
Real estate depreciation and amortization	126,182	(808)	(3,452)	(4,566)	—	117,356
Gain on sale of assets, net	(152,442)	3,733	148,791	—	—	82
Impairment losses - hotel properties	2,685	—	—	—	—	2,685
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	1,303	—	—	—	—	1,303
Real estate depreciation and amortization	(3,198)	—	—	—	—	(3,198)
FFO attributable to common stockholders	(13,113)	6,850	(2,258)	4,174	7,275	2,928

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	336	—	—	—	—	336
Noncash interest on derivatives, net	(3,405)	—	—	—	—	(3,405)
Property-level severance	(284)	—	—	—	—	(284)
Property-level severance related to sold hotels	4,562	(4,562)	—	—	—	—
Loss on extinguishment of debt, net	57	—	(136)	—	—	(79)
Prior year property tax adjustments, net	(1,384)	—	—	(94)	—	(1,478)
Lawsuit settlement cost	712	—	—	—	—	712
Preferred stock redemption charges	6,640	—	—	—	(6,640)	—
CEO transition costs	8,791	—	—	—	—	8,791
Amortization of deferred stock compensation associated with CEO transition costs	1,117	—	—	—	—	1,117
Hurricane-related losses	4,233	—	—	—	—	4,233
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	—	290
Noncash interest on derivatives, net	(19)	—	—	—	—	(19)
Lawsuit settlement cost	(178)	—	—	—	—	(178)
Adjustments to FFO attributable to common stockholders, net	21,468	(4,562)	(136)	(94)	(6,640)	10,036

Adjusted FFO attributable to common stockholders	$8,355	$2,288	$(2,394)	$4,080	$635	$12,964

FFO attributable to common stockholders per diluted share	$(0.06)					$0.01

Adjusted FFO attributable to common stockholders per diluted share	$0.04					$0.06

Basic weighted average shares outstanding	216,296				1,334	217,630
Shares associated with unvested restricted stock awards	326				—	326
Diluted weighted average shares outstanding	216,622				1,334	217,956

*Footnotes on page 28

CORPORATE FINANCIAL INFORMATION	Page 27

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2021 Footnotes

(1)	Actual represents the Company's ownership results for the 17 hotels owned by the Company as of December 31, 2021, as well as the Renaissance Westchester and the Embassy Suites La Jolla prior to their sales in October 2021 and December 2021, respectively.
(2)	Disposition represents the Company's ownership results for the Renaissance Westchester and the Embassy Suites La Jolla prior to their sales in October 2021 and December 2021, respectively.
(3)	Held for Sale represents the Company's ownership results for the Hyatt Centric Chicago Magnificent Mile prior to its sale in February 2022.
(4)	Equity Transactions represent the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(5)	Pro Forma represents the Company's ownership results for the 16 Hotel Portfolio, as well as the preferred stock transactions and common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 28

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2020

	Year Ended December 31, 2020
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Held for Sale:
		Renaissance	Renaissance	Hilton	Renaissance	Embassy Suites	Hyatt Centric	Debt & Equity	Pro
(In thousands)	Actual (1)	Harborplace (2)	Los Angeles (2)	Times Square (2)	Westchester (2)	La Jolla (2)	Chicago (3)	Transactions (4)	Forma (5)

Net loss	$(410,506)	$23,386	$(29,132)	$134,845	$28,051	$5,403	$13,876	$6,619	$(227,458)
Operations held for investment:
Depreciation and amortization	137,051	(2,622)	(3,897)	(4,667)	(2,447)	(4,152)	(5,109)	—	114,157
Interest expense	53,307	—	—	(6,079)	—	(2,496)	(1,404)	(6,586)	36,742
Income tax provision, net	6,590	—	—	—	—	—	—	—	6,590
Gain on sale of assets	(34,298)	189	34,109	—	—	—	—	—	—
Impairment losses – hotel properties	144,642	(18,100)	—	(107,857)	(18,685)	—	—	—	—
EBITDAre	(103,214)	2,853	1,080	16,242	6,919	(1,245)	7,363	33	(69,969)

Operations held for investment:
Amortization of deferred stock compensation	9,576	—	—	—	—	—	—	—	9,576
Amortization of right-of-use assets and liabilities	(1,260)	—	—	(34)	—	—	—	—	(1,294)
Finance lease obligation interest - cash ground rent	(1,404)	—	—	—	—	—	1,404	—	—
Gain on extinguishment of debt, net	(6,146)	—	—	6,389	—	—	—	(33)	210
Property-level severance	11,038	—	(109)	(5,639)	(2,391)	—	(19)	—	2,880
Prior year property tax adjustments, net	(276)	57	481	—	—	—	212	—	474
Impairment loss - abandoned development costs	2,302	—	—	—	—	—	—	—	2,302
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	5,817	—	—	—	—	—	—	—	5,817
Depreciation and amortization	(3,228)	—	—	—	—	—	—	—	(3,228)
Interest expense	(1,194)	—	—	—	—	—	—	—	(1,194)
Amortization of right-of-use asset and liability	290	—	—	—	—	—	—	—	290
Impairment loss - abandoned development costs	(449)	—	—	—	—	—	—	—	(449)
Adjustments to EBITDAre, net	15,066	57	372	716	(2,391)	—	1,597	(33)	15,384

Adjusted EBITDAre, excluding noncontrolling interest	$(88,148)	$2,910	$1,452	$16,958	$4,528	$(1,245)	$8,960	$—	$(54,585)

*Footnotes on Page 31

CORPORATE FINANCIAL INFORMATION	Page 29

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2020

	Year Ended December 31, 2020
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Held for Sale:
		Renaissance	Renaissance	Hilton	Renaissance	Embassy Suites	Hyatt Centric	Debt & Equity	Pro
(In thousands, except per share data)	Actual (1)	Harborplace (2)	Los Angeles (2)	Times Square (2)	Westchester (2)	La Jolla (2)	Chicago (3)	Transactions (4)	Forma (5)

Net loss	$(410,506)	$23,386	$(29,132)	$134,845	$28,051	$5,403	$13,876	$6,619	$(227,458)
Preferred stock dividends	(12,830)	—	—	—	—	—	—	86	(12,744)
Operations held for investment:
Real estate depreciation and amortization	134,555	(2,622)	(3,897)	(4,667)	(2,447)	(4,152)	(5,109)	—	111,661
Gain on sale of assets	(34,298)	189	34,109	—	—	—	—	—	—
Impairment losses – hotel properties	144,642	(18,100)	—	(107,857)	(18,685)	—	—	—	—
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	5,817	—	—	—	—	—	—	—	5,817
Real estate depreciation and amortization	(3,228)	—	—	—	—	—	—	—	(3,228)
FFO attributable to common stockholders	(175,848)	2,853	1,080	22,321	6,919	1,251	8,767	6,705	(125,952)

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	376	—	—	(34)	—	—	—	—	342
Noncash interest on derivatives and finance lease obligation, net	4,740	—	—	—	—	—	—	—	4,740
Gain on extinguishment of debt, net	(6,146)	—	—	6,389	—	—	—	(33)	210
Property-level severance	11,038	—	(109)	(5,639)	(2,391)	—	(19)	—	2,880
Prior year property tax adjustments, net	(276)	57	481	—	—	—	212	—	474
Impairment loss - abandoned development costs	2,302	—	—	—	—	—	—	—	2,302
Noncash income tax provision, net	7,415	—	—	—	—	—	—	—	7,415
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	—	—	—	—	290
Noncash interest on derivatives, net	(27)	—	—	—	—	—	—	—	(27)
Impairment loss - abandoned development costs	(449)	—	—	—	—	—	—	—	(449)
Adjustments to FFO attributable to common stockholders, net	19,263	57	372	716	(2,391)	—	193	(33)	18,177

Adjusted FFO attributable to common stockholders	$(156,585)	$2,910	$1,452	$23,037	$4,528	$1,251	$8,960	$6,672	$(107,775)

FFO attributable to common stockholders per diluted share	$(0.81)								$(0.58)

Adjusted FFO attributable to common stockholders per diluted share	$(0.73)								$(0.50)

Basic weighted average shares outstanding	215,934							1,172	217,106
Shares associated with unvested restricted stock awards	—							—	—
Diluted weighted average shares outstanding	215,934							1,172	217,106

*Footnotes on Page 31

CORPORATE FINANCIAL INFORMATION	Page 30

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2020 Footnotes

(1)	Actual represents the Company's ownership results for the 17 hotels owned by the Company as of December 31, 2020, as well as results for the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in July 2020 and December 2020, respectively. In addition, Actual includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Disposition represents the Company's ownership results for the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester and the Embassy Suites La Jolla prior to their sales in July 2020, December 2020, October 2021 and December 2021, respectively. In addition, Disposition includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(3)	Held for Sale represents the Company’s ownership results for the Hyatt Centric Chicago Magnificent Mile prior to its sale in February 2022.
(4)	Debt & Equity Transactions represent the elimination of interest expense and loss on extinguishment of debt on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020, along with the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the reduction of 9,770,081 shares of common stock repurchased in the first quarter of 2020, offset by the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(5)	Pro Forma represents the Company's ownership results for the 14 Hotel Portfolio, as well as the Renaissance Washington DC loan repayment in 2020, the preferred stock transactions in 2021, the common stock repurchases in 2020, and the common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 31

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2019

	Year Ended December 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Held for Sale:
		Courtyard by	Renaissance	Renaissance	Hilton	Renaissance	Embassy Suites	Hyatt Centric	Debt & Equity	Pro
(In thousands)	Actual (1)	Marriott L.A. (2)	Harborplace (2)	Los Angeles (2)	Times Square (2)	Westchester (2)	La Jolla (2)	Chicago (3)	Transactions (4)	Forma (5)

Net income	$142,793	$(44,979)	$21,507	$(3,331)	$7,284	$2,288	$(3,485)	$369	$6,786	$129,232
Operations held for investment:
Depreciation and amortization	147,748	(760)	(6,719)	(4,205)	(10,157)	(3,541)	(4,144)	(5,786)	—	112,436
Interest expense	54,223	(955)	—	—	(4,799)	—	(2,544)	(1,402)	(6,786)	37,737
Income tax benefit, net	(151)	—	—	—	—	—	—	—	—	(151)
Gain on sale of assets	(42,935)	42,935	—	—	—	—	—	—	—	—
Impairment loss	24,713	—	(24,713)	—	—	—	—	—	—	—
EBITDAre	326,391	(3,759)	(9,925)	(7,536)	(7,672)	(1,253)	(10,173)	(6,819)	—	279,254

Operations held for investment:
Amortization of deferred stock compensation	9,313	—	—	—	—	—	—	—	—	9,313
Amortization of right-of-use assets and liabilities	(782)	—	—	—	(239)	—	—	—	—	(1,021)
Finance lease obligation interest - cash ground rent	(2,175)	772	—	—	—	—	—	1,403	—	—
Prior year property tax adjustments, net	168	—	—	9	—	—	21	327	—	525
Prior owner contingency funding	(900)	—	—	—	—	—	—	—	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	—	—	—	—	—	—	(7,060)
Depreciation and amortization	(2,875)	—	—	—	—	—	—	—	—	(2,875)
Interest expense	(2,126)	—	—	—	—	—	—	—	—	(2,126)
Amortization of right-of-use asset and liability	290	—	—	—	—	—	—	—	—	290
Adjustments to EBITDAre, net	(6,147)	772	—	9	(239)	—	21	1,730	—	(3,854)

Adjusted EBITDAre, excluding noncontrolling interest	$320,244	$(2,987)	$(9,925)	$(7,527)	$(7,911)	$(1,253)	$(10,152)	$(5,089)	$—	$275,400

*Footnotes on Page 34

CORPORATE FINANCIAL INFORMATION	Page 32

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019

	Year Ended December 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Held for Sale:
		Courtyard by	Renaissance	Renaissance	Hilton	Renaissance	Embassy Suites	Hyatt Centric	Debt & Equity	Pro
(In thousands, except per share data)	Actual (1)	Marriott L.A. (2)	Harborplace (2)	Los Angeles (2)	Times Square (2)	Westchester (2)	La Jolla (2)	Chicago (3)	Transactions (4)	Forma (5)

Net income	$142,793	$(44,979)	$21,507	$(3,331)	$7,284	$2,288	$(3,485)	$369	$6,786	$129,232
Preferred stock dividends	(12,830)	—	—	—	—	—	—	—	86	(12,744)
Operations held for investment:
Real estate depreciation and amortization	145,260	(760)	(6,719)	(4,205)	(10,157)	(3,541)	(4,144)	(5,786)	—	109,948
Gain on sale of assets	(42,935)	42,935	—	—	—	—	—	—	—	—
Impairment loss – hotel properties	24,713	—	(24,713)	—	—	—	—	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	—	—	—	—	—	—	(7,060)
Real estate depreciation and amortization	(2,875)	—	—	—	—	—	—	—	—	(2,875)
FFO attributable to common stockholders	247,066	(2,804)	(9,925)	(7,536)	(2,873)	(1,253)	(7,629)	(5,417)	6,872	216,501

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	590	—	—	—	(239)	—	—	—	—	351
Noncash interest on derivatives and finance lease obligations, net	6,051	(183)	—	—	—	—	—	1	—	5,869
Prior year property tax adjustments, net	168	—	—	9	—	—	21	327	—	525
Prior owner contingency funding	(900)	—	—	—	—	—	—	—	—	(900)
Noncash income tax provision, net	688	—	—	—	—	—	—	—	—	688
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	—	—	—	—	—	290
Adjustments to FFO attributable to common stockholders, net	6,887	(183)	—	9	(239)	—	21	327	—	6,823

Adjusted FFO attributable to common stockholders	$253,953	$(2,987)	$(9,925)	$(7,527)	$(3,112)	$(1,253)	$(7,608)	$(5,089)	$6,872	$223,324

FFO attributable to common stockholders per diluted share	$1.09									$1.00

Adjusted FFO attributable to common stockholders per diluted share	$1.12									$1.03

Basic weighted average shares outstanding	225,681								(8,954)	216,727
Shares associated with unvested restricted stock awards	276								—	276
Diluted weighted average shares outstanding	225,957								(8,954)	217,003

*Footnotes on Page 34

CORPORATE FINANCIAL INFORMATION	Page 33

Supplemental Financial Information February 22, 2022

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019 Footnotes

(1)	Actual represents the Company's ownership results for the 20 hotels owned by the Company as of December 31, 2019, as well as results for the Courtyard by Marriott Los Angeles prior to its sale in October 2019.
(2)	Disposition represents the Company's ownership results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester and the Embassy Suites La Jolla prior to their sales in October 2019, July 2020, December 2020, October 2021 and December 2021, respectively. In addition, Disposition includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(3)	Held for Sale represents the Company’s ownership results for the Hyatt Centric Chicago Magnificent Mile prior to its sale in February 2022.
(4)	Debt & Equity Transactions represent the reduction in interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020, along with the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the reduction of 3,783,936 shares of common stock repurchased in the second, third and fourth quarters of 2019 and the 9,770,081 shares repurchased in the first quarter of 2020, offset by the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(5)	Pro Forma represents the Company's ownership results for the 14 Hotel Portfolio, as well as the Renaissance Washington DC loan repayment in 2020, the preferred stock transactions in 2021, the common stock repurchases in 2019 and 2020, and the common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 34

Supplemental Financial Information February 22, 2022

CAPITALIZATION

CAPITALIZATION	Page 35

Supplemental Financial Information February 22, 2022

Comparative Capitalization
Q4 2021 – Q4 2020

	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2021	2021	2021	2021	2020

Common Share Price & Dividends
At the end of the quarter	$11.73	$11.94	$12.42	$12.46	$11.33
High during quarter ended	$13.23	$12.48	$13.55	$13.57	$11.42
Low during quarter ended	$10.48	$10.68	$11.90	$10.25	$7.27
Common dividends per share	$—	$—	$—	$—	$—

Common Shares & Units
Common shares outstanding	219,334	219,334	219,043	216,175	215,593
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	219,334	219,334	219,043	216,175	215,593

Capitalization
Market value of common equity	$2,572,785	$2,618,845	$2,720,515	$2,693,542	$2,442,673
Liquidation value of preferred equity - Series E	—	—	—	115,000	115,000
Liquidation value of preferred equity - Series F	—	—	75,000	75,000	75,000
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	—	—
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	—	—
Liquidation value of preferred equity - Series I	100,000	100,000	—	—	—
Consolidated debt	611,437	745,484	746,303	747,113	747,945
Consolidated total capitalization	3,465,472	3,645,579	3,723,068	3,630,655	3,380,618

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$3,410,472	$3,590,579	$3,668,068	$3,575,655	$3,325,618

Consolidated debt to consolidated total capitalization	17.6%	20.4%	20.0%	20.6%	22.1%
Pro rata debt to pro rata total capitalization	16.3%	19.2%	18.8%	19.4%	20.8%
Consolidated debt and preferred equity to consolidated total capitalization	25.8%	28.2%	26.9%	25.8%	27.7%
Pro rata debt and preferred equity to pro rata total capitalization	24.6%	27.1%	25.8%	24.7%	26.5%

CAPITALIZATION	Page 36

Supplemental Financial Information February 22, 2022

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2021	Balance At
Debt	Collateral	Spread	Date (6)	Balance	Maturity

Fixed Rate Debt
Term Loan Facility (1)	Unsecured	3.94%	09/03/2023	$19,400	$19,400
Term Loan Facility (1)	Unsecured	4.20%	01/31/2024	88,900	88,900
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	78,137	72,071
Series A Senior Notes (2)	Unsecured	5.94%	01/10/2026	90,000	90,000
Series B Senior Notes (2)	Unsecured	6.04%	01/10/2028	115,000	115,000
Total Fixed Rate Debt				391,437	385,371
Variable Rate Debt
Secured Mortgage Debt (3)	Hilton San Diego Bayfront	1.14%	12/09/2023	220,000	220,000
Credit Facility (1)	Unsecured	L + 1.40% - 2.40%	04/14/2023	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$611,437	$605,371

Preferred Stock
Series G cumulative redeemable preferred (4)		Variable	perpetual	$66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000
Series I cumulative redeemable preferred		5.70%	perpetual	100,000
Total Preferred Stock				$281,250

Debt Statistics
% Fixed Rate Debt				64.0%
% Floating Rate Debt				36.0%
Average Interest Rate (5)				3.69%
Weighted Average Maturity of Debt (6)				3.2 years
(1)	The Company executed amendments to the agreement governing its revolving credit facility and term loan facilities in July 2020, December 2020, July 2021 and November 2021. The November 2021 amendment extended the covenant relief period from the first quarter of 2022 to the third quarter of 2022, with the first quarterly covenant test as of the period ended September 30, 2022. Subject to certain conditions, the November 2021 amendment also provides the Company with the right, exercisable one time each with respect to its term loans, to request an extension of the applicable maturity date by twelve months upon the payment of an extension fee of 0.15% of the principal amount being extended. Under the terms of the July 2020 amendment, a 25-basis point LIBOR floor was added for the remaining term of the facilities and the applicable LIBOR margin was increased to 225 basis points for the revolving credit facility and 220 basis points for the term loan facilities, the high points of the pricing grid. The December 2020 amendment fixed the applicable LIBOR margin at 240 basis points for the revolving credit facility and 235 basis points for the term loan facilities. After the covenant relief period, the LIBOR margin will revert back to the original terms of the pricing grid with a range of 140 to 225 basis points for the revolving credit facility and 135 to 220 basis points for the term loan facilities, depending on the Company’s leverage ratios. The interest rates presented reflect the terms of the amended agreements and the effects of the Company’s interest rate derivative agreements.
(2)	The Company executed amendments to the agreement governing the Senior Notes in July 2020, December 2020, July 2021 and November 2021. The November 2021 amendment extended the covenant relief period from the first quarter of 2022 to the third quarter of 2022, with the first quarterly covenant test as of the period ended September 30, 2022. The July and December 2020 amendments increased the annual interest rates on the Senior Notes by 1.0% and an additional 0.25%, respectively. After the covenant relief period, the interest rates on the Senior Notes will decrease by 0.25% until the Company’s leverage ratio is below 5.0x. The interest rates presented reflect the terms of the amended agreements.
(3)	In December 2021, the Company exercised its second option to extend the maturity of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2021 to December 2022. The Company intends to exercise the remaining one-year option to further extend the maturity date from December 2022 to December 2023.
(4)	The Series G cumulative redeemable preferred stock has an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's investment in the hotel. During the fourth quarter of 2021, this equated to a cash dividend of $0.061713 per share. For 2021, this equated to cash dividends totaling $0.233685, reflecting a pro-rated amount for the days outstanding in the applicable dividend period.
(5)	Average Interest Rate is calculated based on rates at December 31, 2021, and includes the effect of the Company's interest rate derivative agreements.
(6)	Maturity date assumes the exercise of all available extensions for the term loans and the loan secured by the Hilton San Diego Bayfront. By extending these loans, the Company's weighted average maturity of debt increases from 2.6 years to 3.2 years.

CAPITALIZATION	Page 37

Supplemental Financial Information February 22, 2022

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 38

Supplemental Financial Information February 22, 2022

Hotel Information as of February 22, 2022

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	14.65%	Leasehold	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	13.05%	Fee Simple	2013
3	Hyatt Regency San Francisco	California	Hyatt	821	10.10%	Fee Simple	2013
4	Renaissance Washington DC	Washington DC	Marriott	807	9.93%	Fee Simple	2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	9.61%	Fee Simple	2005
6	Wailea Beach Resort	Hawaii	Marriott	547	6.73%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	6.17%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	5.11%	Fee Simple	2007
9	Renaissance Long Beach	California	Marriott	374	4.60%	Fee Simple	2005
10	Embassy Suites Chicago	Illinois	Hilton	368	4.53%	Fee Simple	2002
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	4.44%	Fee Simple	2012
12	The Bidwell Marriott Portland	Oregon	Marriott	258	3.18%	Fee Simple	2000
13	Hilton New Orleans St. Charles	Louisiana	Hilton	252	3.10%	Fee Simple	2013
14	Oceans Edge Resort & Marina	Florida	Independent	175	2.15%	Fee Simple	2017
15	Montage Healdsburg	California	Montage	130	1.60%	Fee Simple	2021
16	Four Seasons Resort Napa Valley	California	Four Seasons	85	1.05%	Fee Simple	2021

	Total 16 Hotel Portfolio			8,125	100%

(1)	The Company owns 75% of the joint venture that owns the Hilton San Diego Bayfront.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space fronting Canal Street that is not integral to the hotel’s operations.

PROPERTY-LEVEL DATA	Page 39

Supplemental Financial Information February 22, 2022

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 40

Supplemental Financial Information February 22, 2022

Property-Level Operating Statistics

Q4 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Quarter Ended December 31,			For the Quarter Ended December 31,			For the Quarter Ended December 31,
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$217.13	$118.11	83.8%	59.3%	29.7%	99.7%	$128.76	$35.08	267.0%
2	Boston Park Plaza	$194.84	$143.98	35.3%	58.7%	17.5%	235.4%	$114.37	$25.20	353.8%
3	Hyatt Regency San Francisco	$204.53	$173.02	18.2%	56.4%	10.7%	427.1%	$115.35	$18.51	523.2%
4	Renaissance Washington DC	$189.31	$119.33	58.6%	35.3%	3.3%	969.7%	$66.83	$3.94	1,596.2%
5	Renaissance Orlando at SeaWorld®	$159.64	$115.21	38.6%	50.9%	10.5%	384.8%	$81.26	$12.10	571.6%
6	Wailea Beach Resort	$642.20	$493.09	30.2%	74.4%	14.1%	427.7%	$477.80	$69.53	587.2%
7	JW Marriott New Orleans	$219.85	$134.04	64.0%	49.4%	29.2%	69.2%	$108.61	$39.14	177.5%
8	Marriott Boston Long Wharf	$305.86	$223.79	36.7%	60.2%	11.2%	437.5%	$184.13	$25.06	634.8%
9	Renaissance Long Beach (4)	$171.56	$143.39	19.6%	69.2%	18.6%	272.0%	$118.72	$26.67	345.1%
10	Embassy Suites Chicago	$167.80	$124.89	34.4%	63.7%	9.7%	556.7%	$106.89	$12.11	782.7%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$149.61	$—	100.0%	49.7%	0.0%	100.0%	$74.36	$—	100.0%
12	The Bidwell Marriott Portland	$145.22	$129.96	11.7%	40.9%	3.5%	1,068.6%	$59.39	$4.55	1,205.3%
13	Hilton New Orleans St. Charles	$187.62	$107.50	74.5%	45.4%	22.6%	100.9%	$85.18	$24.30	250.5%
14	Oceans Edge Resort & Marina	$416.41	$234.38	77.7%	74.3%	52.8%	40.7%	$309.39	$123.75	150.0%

	14 Hotel Portfolio (1)	$245.53	$163.71	50.0%	55.6%	16.0%	247.5%	$136.51	$26.19	421.2%

	Non-comparable Hotels (2)
	Montage Healdsburg	$1,084.66	N/A	100.0%	62.8%	N/A	100.0%	$681.17	N/A	100.0%
	Four Seasons Resort Napa Valley	$1,577.64	N/A	100.0%	42.6%	N/A	100.0%	$672.07	N/A	100.0%

	16 Hotel Portfolio (3)	$264.39			55.7%			$147.27

*Footnotes on page 51

PROPERTY-LEVEL OPERATING STATISTICS	Page 41

Supplemental Financial Information February 22, 2022

Property-Level Operating Statistics

Q4 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Quarter Ended December 31,			For the Quarter Ended December 31,			For the Quarter Ended December 31,
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront	$217.13	$217.65	(0.2)%	59.3%	82.4%	(28.0)%	$128.76	$179.34	(28.2)%
2	Boston Park Plaza	$194.84	$200.21	(2.7)%	58.7%	88.1%	(33.4)%	$114.37	$176.39	(35.2)%
3	Hyatt Regency San Francisco	$204.53	$319.68	(36.0)%	56.4%	88.2%	(36.1)%	$115.35	$281.96	(59.1)%
4	Renaissance Washington DC	$189.31	$238.17	(20.5)%	35.3%	73.4%	(51.9)%	$66.83	$174.82	(61.8)%
5	Renaissance Orlando at SeaWorld®	$159.64	$174.42	(8.5)%	50.9%	81.2%	(37.3)%	$81.26	$141.63	(42.6)%
6	Wailea Beach Resort	$642.20	$505.64	27.0%	74.4%	89.8%	(17.1)%	$477.80	$454.06	5.2%
7	JW Marriott New Orleans	$219.85	$208.88	5.3%	49.4%	82.6%	(40.2)%	$108.61	$172.53	(37.0)%
8	Marriott Boston Long Wharf	$305.86	$314.91	(2.9)%	60.2%	84.4%	(28.7)%	$184.13	$265.78	(30.7)%
9	Renaissance Long Beach	$171.56	$179.29	(4.3)%	69.2%	77.8%	(11.1)%	$118.72	$139.49	(14.9)%
10	Embassy Suites Chicago	$167.80	$183.68	(8.6)%	63.7%	93.7%	(32.0)%	$106.89	$172.11	(37.9)%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$149.61	$166.74	(10.3)%	49.7%	87.6%	(43.3)%	$74.36	$146.06	(49.1)%
12	The Bidwell Marriott Portland	$145.22	$170.52	(14.8)%	40.9%	65.1%	(37.2)%	$59.39	$111.01	(46.5)%
13	Hilton New Orleans St. Charles	$187.62	$172.91	8.5%	45.4%	67.8%	(33.0)%	$85.18	$117.23	(27.3)%
14	Oceans Edge Resort & Marina	$416.41	$233.25	78.5%	74.3%	84.4%	(12.0)%	$309.39	$196.86	57.2%

	14 Hotel Portfolio (1)	$245.53	$242.39	1.3%	55.6%	82.9%	(32.9)%	$136.51	$200.94	(32.1)%

	Non-comparable Hotels (2)
	Montage Healdsburg	$1,084.66	N/A	100.0%	62.8%	N/A	100.0%	$681.17	N/A	100.0%
	Four Seasons Resort Napa Valley	$1,577.64	N/A	100.0%	42.6%	N/A	100.0%	$672.07	N/A	100.0%

	16 Hotel Portfolio (3)	$264.39			55.7%			$147.27

*Footnotes on page 51

PROPERTY-LEVEL OPERATING STATISTICS	Page 42

Supplemental Financial Information February 22, 2022

Property-Level Operating Statistics

October 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	October			October			October
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$245.20	$162.23	51.1%	56.1%	21.0%	167.1%	$137.56	$34.07	303.8%
2	Boston Park Plaza	$234.85	$139.90	67.9%	69.8%	22.9%	204.8%	$163.93	$32.04	411.6%
3	Hyatt Regency San Francisco	$207.52	$170.26	21.9%	61.8%	15.1%	309.3%	$128.25	$25.71	398.8%
4	Renaissance Washington DC	$213.72	$117.29	82.2%	31.7%	4.8%	560.4%	$67.75	$5.63	1,103.4%
5	Renaissance Orlando at SeaWorld®	$161.77	$111.81	44.7%	44.3%	7.0%	532.9%	$71.66	$7.83	815.2%
6	Wailea Beach Resort	$517.00	$—	100.0%	68.2%	0.0%	100.0%	$352.59	$—	100.0%
7	JW Marriott New Orleans	$208.78	$135.22	54.4%	47.9%	28.2%	69.9%	$100.01	$38.13	162.3%
8	Marriott Boston Long Wharf	$376.25	$230.98	62.9%	64.1%	18.7%	242.8%	$241.18	$43.19	458.4%
9	Renaissance Long Beach	$181.33	$142.93	26.9%	71.7%	28.8%	149.0%	$130.01	$41.16	215.9%
10	Embassy Suites Chicago	$200.50	$134.20	49.4%	61.6%	12.1%	409.1%	$123.51	$16.24	660.5%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$177.02	$—	100.0%	56.5%	0.0%	100.0%	$100.02	$—	100.0%
12	The Bidwell Marriott Portland	$155.65	$140.31	10.9%	38.1%	2.7%	1,311.1%	$59.30	$3.79	1,464.6%
13	Hilton New Orleans St. Charles	$202.55	$117.89	71.8%	47.7%	29.0%	64.5%	$96.62	$34.19	182.6%
14	Oceans Edge Resort & Marina	$331.88	$198.95	66.8%	61.4%	40.5%	51.6%	$203.77	$80.57	152.9%

	14 Hotel Portfolio (1)	$249.30	$152.80	63.2%	55.9%	15.6%	258.3%	$139.36	$23.84	484.6%

	Non-comparable Hotels (2)
	Montage Healdsburg	$1,284.31	N/A	100.0%	72.8%	N/A	100.0%	$934.98	N/A	100.0%
	Four Seasons Resort Napa Valley	$—	N/A	0.0%	0.0%	N/A	0.0%	$—	N/A	0.0%

	16 Hotel Portfolio (3)	$270.99			56.2%			$152.30

*Footnotes on page 51

PROPERTY-LEVEL OPERATING STATISTICS	Page 43

Supplemental Financial Information February 22, 2022

Property-Level Operating Statistics

October 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	October			October			October
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront	$245.20	$259.55	(5.5)%	56.1%	83.9%	(33.1)%	$137.56	$217.76	(36.8)%
2	Boston Park Plaza	$234.85	$254.87	(7.9)%	69.8%	98.0%	(28.8)%	$163.93	$249.77	(34.4)%
3	Hyatt Regency San Francisco	$207.52	$350.80	(40.8)%	61.8%	96.4%	(35.9)%	$128.25	$338.17	(62.1)%
4	Renaissance Washington DC	$213.72	$281.89	(24.2)%	31.7%	87.5%	(63.8)%	$67.75	$246.65	(72.5)%
5	Renaissance Orlando at SeaWorld®	$161.77	$179.07	(9.7)%	44.3%	82.8%	(46.5)%	$71.66	$148.27	(51.7)%
6	Wailea Beach Resort	$517.00	$429.32	20.4%	68.2%	90.9%	(25.0)%	$352.59	$390.25	(9.7)%
7	JW Marriott New Orleans	$208.78	$230.90	(9.6)%	47.9%	90.7%	(47.2)%	$100.01	$209.43	(52.2)%
8	Marriott Boston Long Wharf	$376.25	$390.87	(3.7)%	64.1%	92.3%	(30.6)%	$241.18	$360.77	(33.1)%
9	Renaissance Long Beach	$181.33	$192.85	(6.0)%	71.7%	83.2%	(13.8)%	$130.01	$160.45	(19.0)%
10	Embassy Suites Chicago	$200.50	$240.59	(16.7)%	61.6%	94.8%	(35.0)%	$123.51	$228.08	(45.8)%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$177.02	$226.03	(21.7)%	56.5%	91.9%	(38.5)%	$100.02	$207.72	(51.8)%
12	The Bidwell Marriott Portland	$155.65	$198.56	(21.6)%	38.1%	84.4%	(54.9)%	$59.30	$167.58	(64.6)%
13	Hilton New Orleans St. Charles	$202.55	$183.52	10.4%	47.7%	74.0%	(35.5)%	$96.62	$135.80	(28.9)%
14	Oceans Edge Resort & Marina	$331.88	$180.00	84.4%	61.4%	80.5%	(23.7)%	$203.77	$144.90	40.6%

	14 Hotel Portfolio (1)	$249.30	$270.24	(7.7)%	55.9%	89.2%	(37.3)%	$139.36	$241.05	(42.2)%

	Non-comparable Hotels (2)
	Montage Healdsburg	$1,284.31	N/A	100.0%	72.8%	N/A	100.0%	$934.98	N/A	100.0%
	Four Seasons Resort Napa Valley	$—	N/A	0.0%	0.0%	N/A	0.0%	$—	N/A	0.0%

	16 Hotel Portfolio (3)	$270.99			56.2%			$152.30

*Footnotes on page 51

PROPERTY-LEVEL OPERATING STATISTICS	Page 44

Supplemental Financial Information February 22, 2022

Property-Level Operating Statistics

November 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	November			November			November
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$226.90	$103.39	119.5%	63.0%	50.5%	24.8%	$142.95	$52.21	173.8%
2	Boston Park Plaza	$183.29	$143.00	28.2%	58.8%	14.9%	294.6%	$107.77	$21.31	405.7%
3	Hyatt Regency San Francisco	$209.69	$171.62	22.2%	51.2%	11.5%	345.2%	$107.36	$19.74	443.9%
4	Renaissance Washington DC	$212.85	$119.95	77.4%	42.2%	2.7%	1,463.0%	$89.82	$3.24	2,672.2%
5	Renaissance Orlando at SeaWorld®	$154.99	$121.11	28.0%	47.9%	10.9%	339.4%	$74.24	$13.20	462.4%
6	Wailea Beach Resort	$575.83	$483.10	19.2%	70.9%	19.1%	271.2%	$408.26	$92.27	342.5%
7	JW Marriott New Orleans	$232.97	$139.98	66.4%	50.3%	41.8%	20.3%	$117.18	$58.51	100.3%
8	Marriott Boston Long Wharf	$278.12	$220.06	26.4%	58.7%	7.8%	652.6%	$163.26	$17.16	851.4%
9	Renaissance Long Beach	$173.04	$141.27	22.5%	74.1%	18.4%	302.7%	$128.22	$25.99	393.3%
10	Embassy Suites Chicago	$163.92	$110.27	48.7%	59.1%	8.5%	595.3%	$96.88	$9.37	933.9%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$144.23	$—	100.0%	45.7%	0.0%	100.0%	$65.91	$—	100.0%
12	The Bidwell Marriott Portland	$143.55	$134.27	6.9%	44.6%	2.7%	1,551.9%	$64.02	$3.63	1,663.6%
13	Hilton New Orleans St. Charles	$183.02	$99.78	83.4%	48.8%	21.8%	123.9%	$89.31	$21.75	310.6%
14	Oceans Edge Resort & Marina	$398.09	$201.20	97.9%	74.4%	54.0%	37.8%	$296.18	$108.65	172.6%

	14 Hotel Portfolio (1)	$237.82	$153.18	55.3%	55.9%	19.7%	183.8%	$132.94	$30.18	340.5%

	Non-comparable Hotels (2)
	Montage Healdsburg	$934.38	N/A	100.0%	64.8%	N/A	100.0%	$605.48	N/A	100.0%
	Four Seasons Resort Napa Valley	$—	N/A	0.0%	—	N/A	0.0%	$—	N/A	0.0%

	16 Hotel Portfolio (3)	$250.85			56.0%			$140.48

*Footnotes on page 51

PROPERTY-LEVEL OPERATING STATISTICS	Page 45

Supplemental Financial Information February 22, 2022

Property-Level Operating Statistics

November 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	November			November			November
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront	$226.90	$218.55	3.8%	63.0%	87.1%	(27.7)%	$142.95	$190.36	(24.9)%
2	Boston Park Plaza	$183.29	$187.43	(2.2)%	58.8%	90.4%	(35.0)%	$107.77	$169.44	(36.4)%
3	Hyatt Regency San Francisco	$209.69	$338.77	(38.1)%	51.2%	86.8%	(41.0)%	$107.36	$294.05	(63.5)%
4	Renaissance Washington DC	$212.85	$237.37	(10.3)%	42.2%	74.5%	(43.4)%	$89.82	$176.84	(49.2)%
5	Renaissance Orlando at SeaWorld®	$154.99	$174.88	(11.4)%	47.9%	76.2%	(37.1)%	$74.24	$133.26	(44.3)%
6	Wailea Beach Resort	$575.83	$427.43	34.7%	70.9%	88.1%	(19.5)%	$408.26	$376.57	8.4%
7	JW Marriott New Orleans	$232.97	$210.15	10.9%	50.3%	82.7%	(39.2)%	$117.18	$173.79	(32.6)%
8	Marriott Boston Long Wharf	$278.12	$298.87	(6.9)%	58.7%	82.7%	(29.0)%	$163.26	$247.17	(33.9)%
9	Renaissance Long Beach	$173.04	$180.82	(4.3)%	74.1%	80.9%	(8.4)%	$128.22	$146.28	(12.3)%
10	Embassy Suites Chicago	$163.92	$175.71	(6.7)%	59.1%	91.3%	(35.3)%	$96.88	$160.42	(39.6)%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$144.23	$153.63	(6.1)%	45.7%	87.0%	(47.5)%	$65.91	$133.66	(50.7)%
12	The Bidwell Marriott Portland	$143.55	$165.54	(13.3)%	44.6%	69.4%	(35.7)%	$64.02	$114.88	(44.3)%
13	Hilton New Orleans St. Charles	$183.02	$177.04	3.4%	48.8%	71.4%	(31.7)%	$89.31	$126.41	(29.3)%
14	Oceans Edge Resort & Marina	$398.09	$223.52	78.1%	74.4%	83.9%	(11.3)%	$296.18	$187.53	57.9%

	14 Hotel Portfolio (1)	$237.82	$234.29	1.5%	55.9%	83.5%	(33.1)%	$132.94	$195.63	(32.0)%

	Non-comparable Hotels (2)
	Montage Healdsburg	$934.38	N/A	100.0%	64.8%	N/A	100.0%	$605.48	N/A	100.0%
	Four Seasons Resort Napa Valley	$—	N/A	0.0%	0.0%	N/A	0.0%	$—	N/A	0.0%

	16 Hotel Portfolio (3)	$250.85			56.0%			$140.48

*Footnotes on page 51

PROPERTY-LEVEL OPERATING STATISTICS	Page 46

Supplemental Financial Information February 22, 2022

Property-Level Operating Statistics

December 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	December			December			December
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$180.34	$106.74	69.0%	59.0%	18.3%	222.4%	$106.40	$19.53	444.8%
2	Boston Park Plaza	$149.92	$151.42	(1.0)%	47.5%	14.5%	227.6%	$71.21	$21.96	224.3%
3	Hyatt Regency San Francisco	$196.67	$183.22	7.3%	56.0%	5.6%	900.0%	$110.14	$10.26	973.5%
4	Renaissance Washington DC	$135.19	$122.61	10.3%	32.1%	2.5%	1,184.0%	$43.40	$3.07	1,313.7%
5	Renaissance Orlando at SeaWorld®	$161.66	$112.33	43.9%	60.3%	13.5%	346.7%	$97.48	$15.16	543.0%
6	Wailea Beach Resort	$797.90	$500.96	59.3%	84.1%	23.4%	259.4%	$671.03	$117.22	472.5%
7	JW Marriott New Orleans	$217.66	$118.83	83.2%	49.9%	17.9%	178.8%	$108.61	$21.27	410.6%
8	Marriott Boston Long Wharf	$254.88	$208.54	22.2%	57.7%	7.0%	724.3%	$147.07	$14.60	907.3%
9	Renaissance Long Beach (4)	$158.54	$149.27	6.2%	62.0%	8.7%	612.6%	$98.29	$12.99	656.7%
10	Embassy Suites Chicago	$142.28	$125.69	13.2%	70.2%	8.4%	735.7%	$99.88	$10.56	845.8%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$121.62	$—	100.0%	46.9%	0.0%	100.0%	$57.04	$—	100.0%
12	The Bidwell Marriott Portland	$137.13	$122.40	12.0%	40.2%	5.1%	688.2%	$55.13	$6.24	783.5%
13	Hilton New Orleans St. Charles	$175.13	$99.26	76.4%	39.7%	16.8%	136.3%	$69.53	$16.68	316.8%
14	Oceans Edge Resort & Marina	$491.15	$283.97	73.0%	87.1%	63.9%	36.3%	$427.79	$181.46	135.7%

	14 Hotel Portfolio (1)	$249.26	$192.47	29.5%	55.1%	12.9%	327.1%	$137.34	$24.83	453.1%

	Non-comparable Hotels (2)
	Montage Healdsburg	$984.12	N/A	100.0%	50.8%	N/A	100.0%	$499.93	N/A	100.0%
	Four Seasons Resort Napa Valley	$1,577.64	N/A	100.0%	42.6%	N/A	100.0%	$672.07	N/A	100.0%

	16 Hotel Portfolio (3)	$270.93			54.9%			$148.74

*Footnotes on page 51

PROPERTY-LEVEL OPERATING STATISTICS	Page 47

Supplemental Financial Information February 22, 2022

Property-Level Operating Statistics

December 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	December			December			December
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront	$180.34	$170.63	5.7%	59.0%	76.4%	(22.8)%	$106.40	$130.36	(18.4)%
2	Boston Park Plaza	$149.92	$144.51	3.7%	47.5%	76.0%	(37.5)%	$71.21	$109.83	(35.2)%
3	Hyatt Regency San Francisco	$196.67	$263.65	(25.4)%	56.0%	81.6%	(31.4)%	$110.14	$215.14	(48.8)%
4	Renaissance Washington DC	$135.19	$173.53	(22.1)%	32.1%	58.3%	(44.9)%	$43.40	$101.17	(57.1)%
5	Renaissance Orlando at SeaWorld®	$161.66	$169.47	(4.6)%	60.3%	84.4%	(28.6)%	$97.48	$143.03	(31.8)%
6	Wailea Beach Resort	$797.90	$656.06	21.6%	84.1%	90.4%	(7.0)%	$671.03	$593.08	13.1%
7	JW Marriott New Orleans	$217.66	$180.78	20.4%	49.9%	74.6%	(33.1)%	$108.61	$134.86	(19.5)%
8	Marriott Boston Long Wharf	$254.88	$241.74	5.4%	57.7%	78.3%	(26.3)%	$147.07	$189.28	(22.3)%
9	Renaissance Long Beach	$158.54	$161.35	(1.7)%	62.0%	69.5%	(10.8)%	$98.29	$112.14	(12.4)%
10	Embassy Suites Chicago	$142.28	$134.20	6.0%	70.2%	94.8%	(25.9)%	$99.88	$127.22	(21.5)%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$121.62	$114.93	5.8%	46.9%	83.8%	(44.0)%	$57.04	$96.31	(40.8)%
12	The Bidwell Marriott Portland	$137.13	$121.57	12.8%	40.2%	41.5%	(3.1)%	$55.13	$50.45	9.3%
13	Hilton New Orleans St. Charles	$175.13	$154.48	13.4%	39.7%	58.1%	(31.7)%	$69.53	$89.75	(22.5)%
14	Oceans Edge Resort & Marina	$491.15	$290.47	69.1%	87.1%	88.7%	(1.8)%	$427.79	$257.65	66.0%

	14 Hotel Portfolio (1)	$249.26	$218.44	14.1%	55.1%	76.2%	(27.7)%	$137.34	$166.45	(17.5)%

	Non-comparable Hotels (2)
	Montage Healdsburg	$984.12	N/A	100.0%	50.8%	N/A	100.0%	$499.93	N/A	100.0%
	Four Seasons Resort Napa Valley	$1,577.64	N/A	100.0%	42.6%	N/A	100.0%	$672.07	N/A	100.0%

	16 Hotel Portfolio (3)	$270.93			54.9%			$148.74

*Footnotes on page 51

PROPERTY-LEVEL OPERATING STATISTICS	Page 48

Supplemental Financial Information February 22, 2022

Property-Level Operating Statistics

FY 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Year Ended December 31,			For the Year Ended December 31,			For the Year Ended December 31,
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$207.14	$192.17	7.8%	47.9%	26.8%	78.7%	$99.22	$51.50	92.7%
2	Boston Park Plaza	$177.24	$146.44	21.0%	39.8%	23.9%	66.5%	$70.54	$35.00	101.5%
3	Hyatt Regency San Francisco	$200.40	$298.61	(32.9)%	35.1%	17.6%	99.4%	$70.34	$52.56	33.8%
4	Renaissance Washington DC	$151.24	$215.98	(30.0)%	40.9%	15.4%	165.6%	$61.86	$33.26	86.0%
5	Renaissance Orlando at SeaWorld®	$149.15	$181.69	(17.9)%	40.7%	17.1%	138.0%	$60.70	$31.07	95.4%
6	Wailea Beach Resort	$613.15	$541.90	13.1%	66.0%	22.5%	193.3%	$404.68	$121.93	231.9%
7	JW Marriott New Orleans	$187.16	$192.13	(2.6)%	43.4%	26.3%	65.0%	$81.23	$50.53	60.8%
8	Marriott Boston Long Wharf	$315.93	$229.18	37.9%	41.3%	21.9%	88.6%	$130.48	$50.19	160.0%
9	Renaissance Long Beach (4)	$175.21	$159.10	10.1%	62.5%	33.1%	88.8%	$109.51	$52.66	108.0%
10	Embassy Suites Chicago	$170.14	$124.00	37.2%	45.9%	21.1%	117.5%	$78.09	$26.16	198.5%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$149.33	$98.81	51.1%	38.0%	11.6%	227.6%	$56.75	$11.46	395.2%
12	The Bidwell Marriott Portland (5)	$152.70	$140.79	8.5%	28.3%	10.5%	169.5%	$43.21	$14.78	192.4%
13	Hilton New Orleans St. Charles	$149.86	$150.62	(0.5)%	38.5%	28.3%	36.0%	$57.70	$42.63	35.4%
14	Oceans Edge Resort & Marina	$403.92	$271.75	48.6%	77.8%	46.7%	66.6%	$314.25	$126.91	147.6%

	14 Hotel Portfolio (1)	$236.92	$215.43	10.0%	44.5%	22.1%	101.4%	$105.43	$47.61	121.4%

	Non-comparable Hotels (2)
	Montage Healdsburg	$1,092.35	N/A	100.0%	52.2%	N/A	100.0%	$570.21	N/A	100.0%
	Four Seasons Resort Napa Valley	$1,577.64	N/A	100.0%	42.6%	N/A	100.0%	$672.07	N/A	100.0%

	16 Hotel Portfolio (3)	$254.22			44.7%			$113.64

*Footnotes on page 51

PROPERTY-LEVEL OPERATING STATISTICS	Page 49

Supplemental Financial Information February 22, 2022

Property-Level Operating Statistics

FY 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Year Ended December 31,			For the Year Ended December 31,			For the Year Ended December 31,
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (5)	$207.14	$247.20	(16.2)%	47.9%	81.4%	(41.2)%	$99.22	$201.22	(50.7)%
2	Boston Park Plaza	$177.24	$213.07	(16.8)%	39.8%	90.6%	(56.1)%	$70.54	$193.04	(63.5)%
3	Hyatt Regency San Francisco (5)	$200.40	$322.08	(37.8)%	35.1%	89.0%	(60.6)%	$70.34	$286.65	(75.5)%
4	Renaissance Washington DC	$151.24	$232.64	(35.0)%	40.9%	78.1%	(47.6)%	$61.86	$181.69	(66.0)%
5	Renaissance Orlando at SeaWorld®	$149.15	$168.18	(11.3)%	40.7%	78.9%	(48.4)%	$60.70	$132.69	(54.3)%
6	Wailea Beach Resort	$613.15	$478.47	28.1%	66.0%	91.2%	(27.6)%	$404.68	$436.36	(7.3)%
7	JW Marriott New Orleans	$187.16	$206.47	(9.4)%	43.4%	83.9%	(48.3)%	$81.23	$173.23	(53.1)%
8	Marriott Boston Long Wharf	$315.93	$332.29	(4.9)%	41.3%	86.7%	(52.4)%	$130.48	$288.10	(54.7)%
9	Renaissance Long Beach	$175.21	$189.85	(7.7)%	62.5%	81.6%	(23.4)%	$109.51	$154.92	(29.3)%
10	Embassy Suites Chicago	$170.14	$189.98	(10.4)%	45.9%	90.0%	(49.0)%	$78.09	$170.98	(54.3)%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$149.33	$170.37	(12.3)%	38.0%	84.2%	(54.9)%	$56.75	$143.45	(60.4)%
12	The Bidwell Marriott Portland	$152.70	$186.05	(17.9)%	28.3%	80.1%	(64.7)%	$43.21	$149.03	(71.0)%
13	Hilton New Orleans St. Charles	$149.86	$169.29	(11.5)%	38.5%	74.3%	(48.2)%	$57.70	$125.78	(54.1)%
14	Oceans Edge Resort & Marina (5)	$403.92	$242.04	66.9%	77.8%	88.7%	(12.3)%	$314.25	$214.69	46.4%

	14 Hotel Portfolio (1)	$236.92	$247.90	(4.4)%	44.5%	84.4%	(47.3)%	$105.43	$209.23	(49.6)%

	Non-comparable Hotels (2)
	Montage Healdsburg	$1,092.35	N/A	100.0%	52.2%	N/A	100.0%	$570.21	N/A	100.0%
	Four Seasons Resort Napa Valley	$1,577.64	N/A	100.0%	42.6%	N/A	100.0%	$672.07	N/A	100.0%

	16 Hotel Portfolio (3)	$254.22			44.7%			$113.64

*Footnotes on page 51

PROPERTY-LEVEL OPERATING STATISTICS	Page 50

Supplemental Financial Information February 22, 2022

Property-Level Operating Statistics

Q4, October, November, December and FY 2021/2020 and 2021/2019 Footnotes

(1)	14 Hotel Portfolio includes the same hotels owned during the reporting periods, except the Hyatt Centric Chicago Magnificent Mile, which was considered held for sale due to its sale in February 2022.
(2)	Non-comparable Hotels includes the Company's ownership results for the Montage Healdsburg and the Four Seasons Resort Napa Valley, acquired in April 2021 and December 2021, respectively. The newly-developed hotels are considered non-comparable as they did not open until December 2020 and October 2021, respectively. Operating statistics for FY 2021 include prior ownership results obtained by the Company from the prior owner of the Montage Healdsburg during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	16 Hotel Portfolio includes all hotels owned by the Company as of December 31, 2021, except the Hyatt Centric Chicago Magnificent Mile, which was considered held for sale due to its sale in February 2022.
(4)	Excludes the effects of adjustments to airline crew revenue totaling $(0.4) million and $(23,000) recorded in June 2020 and December 2020, respectively.
(5)	Operating statistics for FY 2020 are impacted by a room renovation at The Bidwell Marriott Portland. Operating statistics for FY 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.

PROPERTY-LEVEL OPERATING STATISTICS	Page 51

Supplemental Financial Information February 22, 2022

PROPERTY-LEVEL ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 52

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 2021

	Hotels sorted by number of rooms	For the Quarter Ended December 31, 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1a)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$24,359	$1,342	$(269)	$3,162	$643	$4,878	20.0%
2	Boston Park Plaza	17,193	(1,838)	—	4,481	—	2,643	15.4%
3	Hyatt Regency San Francisco	12,124	(4,277)	—	3,199	—	(1,078)	(8.9)%
4	Renaissance Washington DC	7,067	(3,436)	(94)	2,040	—	(1,490)	(21.1)%
5	Renaissance Orlando at SeaWorld®	12,045	340	(6)	2,168	—	2,502	20.8%
6	Wailea Beach Resort	33,700	10,602	1	4,054	—	14,657	43.5%
7	JW Marriott New Orleans	6,419	(1,184)	831	1,604	845	2,096	32.7%
8	Marriott Boston Long Wharf	9,932	(163)	(29)	2,806	—	2,614	26.3%
9	Renaissance Long Beach	5,326	794	(126)	768	—	1,436	27.0%
10	Embassy Suites Chicago	4,359	(30)	—	752	—	722	16.6%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,824	(674)	6	576	—	(92)	(3.3)%
12	The Bidwell Marriott Portland	1,826	(547)	—	807	—	260	14.2%
13	Hilton New Orleans St. Charles	2,304	(1,704)	1,753	612	—	661	28.7%
14	Oceans Edge Resort & Marina	7,136	2,157	—	891	—	3,048	42.7%
15	Montage Healdsburg	14,236	251	—	2,252	—	2,503	17.6%
16	Four Seasons Resort Napa Valley	2,852	(426)	—	426	—	—	0.0%

	16 Hotel Portfolio (2)	163,702	1,207	2,067	30,598	1,488	35,360	21.6%

	Less: Non-comparable Hotels (3)
	Montage Healdsburg	(14,236)	(251)	—	(2,252)	—	(2,503)	17.6%
	Four Seasons Resort Napa Valley	(2,852)	426	—	(426)	—	—	0.0%

	14 Hotel Portfolio (4)	146,614	1,382	2,067	27,920	1,488	32,857	22.4%

	Add: Non-comparable Hotels (3)
	Montage Healdsburg	14,236	251	—	2,252	—	2,503	17.6%
	Four Seasons Resort Napa Valley	2,852	(426)	—	426	—	—	0.0%

	Add: Held for Sale/Sold/Disposed Hotels (5)	8,701	(1,349)	(351)	1,743	761	804	9.2%

	Actual Portfolio (6)	$172,403	$(142)	$1,716	$32,341	$2,249	$36,164	21.0%

*Footnotes on pages 56 and 57

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 53

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 2020

	Hotels sorted by number of rooms	For the Quarter Ended December 31, 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1b)	Depreciation	Interest Expense	EBITDAre (7)	Margins (7)
1	Hilton San Diego Bayfront	$7,564	$(5,528)	$(467)	$3,241	$896	$(1,858)	(24.6)%
2	Boston Park Plaza	3,245	(6,638)	—	4,518	—	(2,120)	(65.3)%
3	Hyatt Regency San Francisco	2,086	(6,934)	(169)	3,269	—	(3,834)	(183.8)%
4	Renaissance Washington DC	527	(6,100)	637	1,898	1,615	(1,950)	(370.0)%
5	Renaissance Orlando at SeaWorld®	1,856	(4,063)	8	2,423	—	(1,632)	(87.9)%
6	Wailea Beach Resort	4,780	(4,072)	(204)	4,068	—	(208)	(4.4)%
7	JW Marriott New Orleans	2,297	(2,576)	(21)	1,613	866	(118)	(5.1)%
8	Marriott Boston Long Wharf	1,363	(4,310)	(103)	2,780	—	(1,633)	(119.8)%
9	Renaissance Long Beach	1,180	(1,318)	(28)	940	—	(406)	(34.4)%
10	Embassy Suites Chicago	609	(1,089)	(56)	760	—	(385)	(63.2)%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	171	(1,064)	(12)	669	—	(407)	(238.0)%
12	The Bidwell Marriott Portland	137	(1,881)	(16)	870	—	(1,027)	(749.6)%
13	Hilton New Orleans St. Charles	734	(927)	(5)	621	—	(311)	(42.4)%
14	Oceans Edge Resort & Marina	3,354	85	—	882	—	967	28.8%

	14 Hotel Portfolio (4)	29,903	(46,415)	(436)	28,552	3,377	(14,922)	(49.9)%

	Add: Held for Sale/Sold/Disposed Hotels (5)	3,674	(14,188)	1,451	3,949	1,789	(6,999)	(190.5)%

	Actual Portfolio (6)	$33,577	$(60,603)	$1,015	$32,501	$5,166	$(21,921)	(65.3)%

*Footnotes on pages 56 and 57

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 54

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 2019

	Hotels sorted by number of rooms	For the Quarter Ended December 31, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Income	Adjustments (1c)	Depreciation	Interest Expense	EBITDAre (7)	Margins (7)
1	Hilton San Diego Bayfront	$34,249	$3,958	$(289)	$3,210	$1,908	$8,787	25.7%
2	Boston Park Plaza	25,458	2,958	—	4,516	—	7,474	29.4%
3	Hyatt Regency San Francisco	31,798	4,797	370	3,196	—	8,363	26.3%
4	Renaissance Washington DC	20,358	2,191	—	2,105	1,680	5,976	29.4%
5	Renaissance Orlando at SeaWorld®	21,113	4,862	—	2,601	—	7,463	35.3%
6	Wailea Beach Resort	31,502	8,488	—	3,936	—	12,424	39.4%
7	JW Marriott New Orleans	10,680	1,996	2	1,599	885	4,482	42.0%
8	Marriott Boston Long Wharf	14,973	2,717	—	2,738	—	5,455	36.4%
9	Renaissance Long Beach	6,698	760	—	987	—	1,747	26.1%
10	Embassy Suites Chicago	6,682	1,184	(5)	744	—	1,923	28.8%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,322	789	(41)	670	—	1,418	26.6%
12	The Bidwell Marriott Portland	2,980	358	—	404	—	762	25.6%
13	Hilton New Orleans St. Charles	3,072	92	—	637	—	729	23.7%
14	Oceans Edge Resort & Marina	4,826	628	—	807	—	1,435	29.7%

	14 Hotel Portfolio (4)	219,711	35,778	37	28,150	4,473	68,438	31.1%

	Add: Held for Sale/Sold/Disposed Hotels (5)	53,219	1,021	(416)	8,858	2,262	11,725	22.0%

	Actual Portfolio (6)	$272,930	$36,799	$(379)	$37,008	$6,735	$80,163	29.4%

*Footnotes on pages 56 and 57

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 55

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 2021/2020/2019 Footnotes

(In thousands)

(1)	Other Adjustments include:
a)	Other Adjustments of $1,716 for the fourth quarter of 2021 include: Hilton San Diego Bayfront $(269), including $(290) amortization of the operating lease right-of-use assets and liabilities and $21 lawsuit settlement costs; Renaissance Washington DC $(94) COVID-19-related severance accrual adjustment; Renaissance Orlando at SeaWorld® $(6) COVID-19-related severance accrual adjustment; Wailea Beach Resort $1 COVID-19-related severance; JW Marriott New Orleans $831, including $2 amortization of the operating lease right-of-use assets and liabilities, $859 Hurricane Ida-related losses and $(30) COVID-19-related severance accrual adjustment; Marriott Boston Long Wharf $(29) COVID-19-related severance accrual adjustment; Renaissance Long Beach $(126) COVID-19-related severance accrual adjustment; Hilton Garden Inn Chicago Downtown/Magnificent Mile $6 amortization of the operating lease right-of-use assets and liabilities; Hilton New Orleans St. Charles $1,753 Hurricane Ida-related losses; and Held for Sale/Sold/Disposed Hotels $(351) finance lease obligation - cash ground rent.
b)	Other Adjustments of $1,015 for the fourth quarter of 2020 include: Hilton San Diego Bayfront $(467), including $(290) amortization of the operating lease right-of-use assets and liabilities and $(177) credit card merchant class action settlement proceeds; Hyatt Regency San Francisco $(169), including $4 COVID-19-related severance and $(173) credit card merchant class action settlement proceeds; Renaissance Washington DC $637, including $752 COVID-19-related severance and $(115) credit card merchant class action settlement proceeds; Renaissance Orlando at SeaWorld® $8, including $94 COVID-19-related severance and $(86) credit card merchant class action settlement proceeds; Wailea Beach Resort $(204), including $(120) COVID-19-related severance accrual adjustment and $(84) credit card merchant class action settlement proceeds; JW Marriott New Orleans $(21), including $3 amortization of the operating lease right-of-use assets and liabilities, $27 COVID-19-related severance and $(51) credit card merchant class action settlement proceeds; Marriott Boston Long Wharf $(103), including $(28) COVID-19-related severance accrual adjustment and $(75) credit card merchant class action settlement proceeds; Renaissance Long Beach $(28), including $(9) prior year property tax credit, $15 COVID-19-related severance and $(34) credit card merchant class action settlement proceeds; Embassy Suites Chicago $(56) credit card merchant class action settlement proceeds; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(12), including $8 amortization of the operating lease right-of-use assets and liabilities and $(20) credit card merchant class action settlement proceeds; The Bidwell Marriott Portland $(16) credit card merchant class action settlement proceeds; Hilton New Orleans St. Charles $(5), including $2 COVID-19-related severance and $(7) credit card merchant class action settlement proceeds; and Held for Sale/Sold/Disposed Hotels $1,451, including $(9) amortization of the operating lease right-of-use assets and liabilities, $(351) finance lease obligation interest - cash ground rent, $(481) prior year property tax credit, $2,335 COVID-19-related severance, $109 legal fees and $(152) credit card merchant class action settlement proceeds.
c)	Other Adjustments of $(379) for the fourth quarter of 2019 include: Hilton San Diego Bayfront $(289) amortization of the operating lease right-of-use assets and liabilities; Hyatt Regency San Francisco $370 taxes assessed on commercial rents; JW Marriott New Orleans $2 amortization of the operating lease right-of-use assets and liabilities; Embassy Suites Chicago $(5) prior year property tax credit; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(41), including $9 amortization of the operating lease right-of-use assets and liabilities and $(50) prior year property tax credit; and Held for Sale/Sold/Disposed Hotels $(416), including $57 amortization of the operating lease right-of-use assets and liabilities, $(407) finance lease obligation interest - cash ground rent and $(66) prior year property tax credit.
(2)	16 Hotel Portfolio includes all hotels owned by the Company as of December 31, 2021, except the Hyatt Centric Chicago Magnificent Mile, which was considered held for sale due to its sale in February 2022.
(3)	Non-comparable Hotels includes the Company's ownership results for the Montage Healdsburg and the Four Seasons Resort Napa Valley, acquired in April 2021 and December 2021, respectively. The newly-developed hotels are considered non-comparable as they did not open until December 2020 and October 2021, respectively.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 56

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 2021/2020/2019 Footnotes (continued)

(In thousands)

(4)	14 Hotel Portfolio includes the same hotels owned during the fourth quarters of 2021, 2020 and 2019, except the Hyatt Centric Chicago Magnificent Mile, which was considered held for sale due to its sale in February 2022.
(5)	Held for Sale/Sold/Disposed Hotels for the fourth quarter of 2021 includes results for the Hyatt Centric Chicago Magnificent Mile considered held for sale as of December 31, 2021 due to its sale in February 2022, along with the Embassy Suites La Jolla and the Renaissance Westchester, sold in December 2021 and October 2021, respectively. Held for Sale/Sold/Disposed Hotels for the fourth quarter of 2020 also includes results for the Renaissance Los Angeles Airport sold in December 2020 and the Hilton Times Square, assigned to its mortgage holder in December 2020. Held for Sale/Sold/Disposed Hotels for the fourth quarter of 2019 also includes results for the Renaissance Harborplace and the Courtyard by Marriott Los Angeles, sold in July 2020 and October 2019, respectively.
(6)	Actual Portfolio includes results for 19 hotels, 19 hotels and 21 hotels owned by the Company during the quarters ended December 31, 2021, 2020 and 2019, respectively.
(7)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In the fourth quarter of 2020, a total of $(490) in prior year property tax credits were received at the Renaissance Long Beach and the Held for Sale/Sold/Disposed hotels. In the fourth quarter of 2019, a total of $(121) in prior year property tax credits were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile and the Held for Sale/Sold/Disposed Hotels.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 57

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

October 2021

	Hotels sorted by number of rooms	For the Month of October 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1a)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$8,131	$959	$(75)	$1,054	$209	$2,147	26.4%
2	Boston Park Plaza	7,664	684	—	1,495	—	2,179	28.4%
3	Hyatt Regency San Francisco	4,409	(1,043)	—	1,065	—	22	0.5%
4	Renaissance Washington DC	2,026	(1,157)	—	622	—	(535)	(26.4)%
5	Renaissance Orlando at SeaWorld®	3,722	48	—	722	—	770	20.7%
6	Wailea Beach Resort	9,386	2,360	—	1,347	—	3,707	39.5%
7	JW Marriott New Orleans	1,945	(228)	18	535	285	610	31.4%
8	Marriott Boston Long Wharf	4,130	698	—	932	—	1,630	39.5%
9	Renaissance Long Beach	1,927	316	—	256	—	572	29.7%
10	Embassy Suites Chicago	1,657	227	—	251	—	478	28.8%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,229	—	2	192	—	194	15.8%
12	The Bidwell Marriott Portland	599	(121)	—	269	—	148	24.7%
13	Hilton New Orleans St. Charles	861	(1,038)	1,100	204	—	266	30.9%
14	Oceans Edge Resort & Marina	1,725	133	—	297	—	430	24.9%
15	Montage Healdsburg	6,270	1,202	—	748	—	1,950	31.1%
16	Four Seasons Resort Napa Valley	—	—	—	—	—	—	0.0%

	16 Hotel Portfolio (2)	55,681	3,040	1,045	9,989	494	14,568	26.2%

	Less: Non-comparable Hotels (3)
	Montage Healdsburg	(6,270)	(1,202)	—	(748)	—	(1,950)	31.1%
	Four Seasons Resort Napa Valley	—	—	—	—	—	—	0.0%

	14 Hotel Portfolio (4)	49,411	1,838	1,045	9,241	494	12,618	25.5%

	Add: Non-comparable Hotels (3)
	Montage Healdsburg	6,270	1,202	—	748	—	1,950	31.1%
	Four Seasons Resort Napa Valley	—	—	—	—	—	—	0.0%

	Add: Held for Sale/Sold/Disposed Hotels (5)	3,764	(339)	(117)	682	322	548	14.6%

	Actual Portfolio (6)	$59,445	$2,701	$928	$10,671	$816	$15,116	25.4%

*Footnotes on page 61

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 58

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

October 2020

	Hotels sorted by number of rooms	For the Month of October 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (1b)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$2,217	$(1,970)	$(273)	$1,081	$323	$(839)	(37.8)%
2	Boston Park Plaza	1,372	(2,442)	—	1,507	—	(935)	(68.1)%
3	Hyatt Regency San Francisco	953	(2,181)	—	1,094	—	(1,087)	(114.1)%
4	Renaissance Washington DC	171	(2,150)	—	635	546	(969)	(566.7)%
5	Renaissance Orlando at SeaWorld®	511	(1,518)	—	834	—	(684)	(133.9)%
6	Wailea Beach Resort	26	(2,350)	3	1,354	—	(993)	(3,819.2)%
7	JW Marriott New Orleans	776	(842)	1	538	292	(11)	(1.4)%
8	Marriott Boston Long Wharf	740	(1,467)	(27)	927	—	(567)	(76.6)%
9	Renaissance Long Beach	633	(379)	—	313	—	(66)	(10.4)%
10	Embassy Suites Chicago	260	(693)	—	254	—	(439)	(168.8)%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	52	(665)	3	223	—	(439)	(844.2)%
12	The Bidwell Marriott Portland	39	(567)	—	230	—	(337)	(864.1)%
13	Hilton New Orleans St. Charles	318	(311)	—	207	—	(104)	(32.7)%
14	Oceans Edge Resort & Marina	773	(269)	—	294	—	25	3.2%

	14 Hotel Portfolio (4)	8,841	(17,804)	(293)	9,491	1,161	(7,445)	(84.2)%

	Add: Held for Sale/Sold/Disposed Hotels (5)	1,717	(7,493)	2,038	1,534	1,019	(2,902)	(169.0)%

	Actual Portfolio (6)	$10,558	$(25,297)	$1,745	$11,025	$2,180	$(10,347)	(98.0)%

*Footnotes on page 61

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 59

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

October 2019

	Hotels sorted by number of rooms	For the Month of October 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1c)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$13,227	$2,959	$(97)	$1,070	$664	$4,596	34.7%
2	Boston Park Plaza	11,553	3,290	—	1,500	—	4,790	41.5%
3	Hyatt Regency San Francisco	12,508	2,777	136	1,059	—	3,972	31.8%
4	Renaissance Washington DC	9,252	2,399	—	717	561	3,677	39.7%
5	Renaissance Orlando at SeaWorld®	7,165	1,750	—	867	—	2,617	36.5%
6	Wailea Beach Resort	9,408	1,994	—	1,310	—	3,304	35.1%
7	JW Marriott New Orleans	4,281	1,164	1	527	299	1,991	46.5%
8	Marriott Boston Long Wharf	6,535	2,148	—	911	—	3,059	46.8%
9	Renaissance Long Beach	2,600	385	—	328	—	713	27.4%
10	Embassy Suites Chicago	2,946	958	—	249	—	1,207	41.0%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,515	820	3	223	—	1,046	41.6%
12	The Bidwell Marriott Portland	1,505	487	—	135	—	622	41.3%
13	Hilton New Orleans St. Charles	1,179	133	—	212	—	345	29.3%
14	Oceans Edge Resort & Marina	1,257	(34)	—	265	—	231	18.4%

	14 Hotel Portfolio (4)	85,931	21,230	43	9,373	1,524	32,170	37.4%

	Add: Held for Sale/Sold/Disposed Hotels (5)	20,790	2,362	(153)	2,956	807	5,972	28.7%

	Actual Portfolio (6)	$106,721	$23,592	$(110)	$12,329	$2,331	$38,142	35.7%

*Footnotes on page 61

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 60

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

October 2021/2020/2019 Footnotes

(In thousands)

(1)	Other Adjustments include:
a)	Other Adjustments of $928 for October 2021 include: Hilton San Diego Bayfront $(75), including $(96) amortization of the operating lease right-of-use assets and liabilities and $21 lawsuit settlement cost; JW Marriott New Orleans $18 Hurricane Ida-related losses; Hilton Garden Inn Chicago Downtown/Magnificent Mile $2 amortization of the operating lease right-of-use assets and liabilities; Hilton New Orleans St. Charles $1,100 Hurricane Ida-related losses; and Held for Sale/Sold/Disposed Hotels $(117) finance lease obligation interest - cash ground rent.
b)	Other Adjustments of $1,745 for October 2020 include: Hilton San Diego Bayfront $(273), including $(96) amortization of the operating lease right-of-use assets and liabilities and $(177) credit card merchant class action settlement proceeds; Wailea Beach Resort $3 COVID-19-related severance; JW Marriott New Orleans $1 amortization of the operating lease right-of-use assets and liabilities; Marriott Boston Long Wharf $(27) COVID-19-related severance accrual adjustment; Hilton Garden Inn Chicago Downtown/Magnificent Mile $3 amortization of the operating lease right-of-use assets and liabilities; and Held for Sale/Sold/Disposed Hotels $2,038, including $(3) amortization of the operating lease right-of-use assets and liabilities, $(117) finance lease obligation interest - cash ground rent, $2,210 COVID-19-related severance and $(52) credit card merchant class action settlement proceeds.
c)	Other Adjustments of $(110) for October 2019 include: Hilton San Diego Bayfront $(97) amortization of the operating lease right-of-use assets and liabilities; Hyatt Regency San Francisco $136 taxes assessed on commercial rents; JW Marriott New Orleans $1 amortization of the operating lease right-of-use assets and liabilities; Hilton Garden Inn Chicago Downtown/Magnificent Mile $3 amortization of the operating lease right-of-use assets and liabilities; and Held for Sale/Sold/Disposed Hotels $(153), including $20 amortization of the operating lease right-of-use assets and liabilities and $(173) finance lease obligation interest - cash ground rent.
(2)	16 Hotel Portfolio includes all hotels owned by the Company as of December 31, 2021, except the Hyatt Centric Chicago Magnificent Mile, which was considered held for sale due to its sale in February 2022.
(3)	Non-comparable Hotels includes the Company's ownership results for the Montage Healdsburg and the Four Seasons Resort Napa Valley, acquired in April 2021 and December 2021, respectively. The newly-developed hotels are considered non-comparable as they did not open until December 2020 and October 2021, respectively.
(4)	14 Hotel Portfolio includes the same hotels owned during October 2021, 2020 and 2019, except the Hyatt Centric Chicago Magnificent Mile, which was considered held for sale due to its sale in February 2022.
(5)	Held for Sale/Sold/Disposed Hotels for October 2021 includes results for the Hyatt Centric Chicago Magnificent Mile considered held for sale as of December 31, 2021 due to its sale in February 2022, along with the Embassy Suites La Jolla and the Renaissance Westchester, sold in December 2021 and October 2021, respectively. Held for Sale/Sold/Disposed Hotels for October 2020 also includes results for the Renaissance Los Angeles Airport, sold in December 2020 and the Hilton Times Square, assigned to its mortgage holder in December 2020. Held for Sale/Sold/Disposed Hotels for October 2019 also includes results for the Renaissance Harborplace and the Courtyard by Marriott Los Angeles, sold in July 2020 and October 2019, respectively.
(6)	Actual Portfolio includes results for 18 hotels, 19 hotels and 21 hotels owned by the Company during the months ended October 31, 2021, 2020 and 2019, respectively.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 61

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

November 2021

	Hotels sorted by number of rooms	For the Month of November 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1a)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$8,009	$286	$(97)	$1,054	$209	$1,452	18.1%
2	Boston Park Plaza	5,534	(909)	—	1,484	—	575	10.4%
3	Hyatt Regency San Francisco	3,797	(1,493)	—	1,064	—	(429)	(11.3)%
4	Renaissance Washington DC	3,415	(563)	—	701	—	138	4.0%
5	Renaissance Orlando at SeaWorld®	3,380	(246)	—	722	—	476	14.1%
6	Wailea Beach Resort	9,637	2,482	—	1,354	—	3,836	39.8%
7	JW Marriott New Orleans	2,275	(718)	689	533	276	780	34.3%
8	Marriott Boston Long Wharf	2,995	(374)	—	936	—	562	18.8%
9	Renaissance Long Beach	1,787	456	—	256	—	712	39.8%
10	Embassy Suites Chicago	1,321	(109)	—	251	—	142	10.7%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	837	(290)	2	192	—	(96)	(11.5)%
12	The Bidwell Marriott Portland	647	(216)	—	269	—	53	8.2%
13	Hilton New Orleans St. Charles	805	(10)	34	205	—	229	28.4%
14	Oceans Edge Resort & Marina	2,271	580	—	297	—	877	38.6%
15	Montage Healdsburg	4,692	25	—	751	—	776	16.5%
16	Four Seasons Resort Napa Valley	—	—	—	—	—	—	0.0%

	16 Hotel Portfolio (2)	51,402	(1,099)	628	10,069	485	10,083	19.6%

	Less: Non-comparable Hotels (3)
	Montage Healdsburg	(4,692)	(25)	—	(751)	—	(776)	16.5%
	Four Seasons Resort Napa Valley	—	—	—	—	—	—	0.0%

	14 Hotel Portfolio (4)	46,710	(1,124)	628	9,318	485	9,307	19.9%

	Add: Non-comparable Hotels (3)
	Montage Healdsburg	4,692	25	—	751	—	776	16.5%
	Four Seasons Resort Napa Valley	—	—	—	—	—	—	0.0%

	Add: Held for Sale/Sold/Disposed Hotels (5)	3,356	(356)	(117)	681	315	523	15.6%

	Actual Portfolio (6)	$54,758	$(1,455)	$511	$10,750	$800	$10,606	19.4%

*Footnotes on page 65

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 62

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

November 2020

	Hotels sorted by number of rooms	For the Month of November 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (1b)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$3,301	$(1,791)	$(97)	$1,080	$319	$(489)	(14.8)%
2	Boston Park Plaza	1,019	(2,709)	—	1,506	—	(1,203)	(118.1)%
3	Hyatt Regency San Francisco	627	(2,500)	4	1,093	—	(1,403)	(223.8)%
4	Renaissance Washington DC	180	(1,896)	(115)	635	544	(832)	(462.2)%
5	Renaissance Orlando at SeaWorld®	587	(1,385)	39	835	—	(511)	(87.1)%
6	Wailea Beach Resort	2,040	(1,134)	(215)	1,357	—	8	0.4%
7	JW Marriott New Orleans	1,009	(669)	(50)	537	282	100	9.9%
8	Marriott Boston Long Wharf	330	(1,589)	(76)	926	—	(739)	(223.9)%
9	Renaissance Long Beach	382	(355)	(19)	313	—	(61)	(16.0)%
10	Embassy Suites Chicago	166	(730)	—	254	—	(476)	(286.7)%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	59	(649)	3	223	—	(423)	(716.9)%
12	The Bidwell Marriott Portland	37	(587)	(16)	268	—	(335)	(905.4)%
13	Hilton New Orleans St. Charles	232	(286)	(6)	207	—	(85)	(36.6)%
14	Oceans Edge Resort & Marina	991	(100)	—	294	—	194	19.6%

	14 Hotel Portfolio (4)	10,960	(16,380)	(548)	9,528	1,145	(6,255)	(57.1)%

	Add: Held for Sale/Sold/Disposed Hotels (5)	1,261	(4,929)	(159)	1,523	401	(3,164)	(250.9)%

	Actual Portfolio (6)	$12,221	$(21,309)	$(707)	$11,051	$1,546	$(9,419)	(77.1)%

*Footnotes on page 65

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 63

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

November 2019

	Hotels sorted by number of rooms	For the Month of November 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1c)	Depreciation	Interest Expense	EBITDAre (7)	Margins (7)
1	Hilton San Diego Bayfront	$11,634	$1,439	$(97)	$1,068	$619	$3,029	26.0%
2	Boston Park Plaza	7,466	165	—	1,506	—	1,671	22.4%
3	Hyatt Regency San Francisco	11,057	1,858	100	1,066	—	3,024	27.3%
4	Renaissance Washington DC	6,594	651	—	691	560	1,902	28.8%
5	Renaissance Orlando at SeaWorld®	6,332	1,299	—	868	—	2,167	34.2%
6	Wailea Beach Resort	9,194	2,186	—	1,313	—	3,499	38.1%
7	JW Marriott New Orleans	3,513	603	1	530	289	1,423	40.5%
8	Marriott Boston Long Wharf	4,532	466	—	912	—	1,378	30.4%
9	Renaissance Long Beach	2,232	340	—	330	—	670	30.0%
10	Embassy Suites Chicago	2,076	237	(5)	249	—	481	23.2%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,595	73	3	223	—	299	18.7%
12	The Bidwell Marriott Portland	1,028	136	—	135	—	271	26.4%
13	Hilton New Orleans St. Charles	1,064	76	—	213	—	289	27.2%
14	Oceans Edge Resort & Marina	1,532	148	—	268	—	416	27.2%

	14 Hotel Portfolio (4)	69,849	9,677	2	9,372	1,468	20,519	29.4%

	Add: Held for Sale/Sold/Disposed Hotels (5)	16,895	(248)	(98)	2,948	718	3,320	19.7%

	Actual Portfolio (6)	$86,744	$9,429	$(96)	$12,320	$2,186	$23,839	27.5%

*Footnotes on page 65

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 64

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

November 2021/2020/2019 Footnotes

(In thousands)

(1)	Other Adjustments include:
a)	Other Adjustments of $511 for November 2021 include: Hilton San Diego Bayfront $(97) amortization of the operating lease right-of-use assets and liabilities; JW Marriott New Orleans $689, including $1 amortization of operating lease right-of-use assets and liabilities and $688 Hurricane Ida-related losses; Hilton Garden Inn Chicago Downtown/Magnificent Mile $2 amortization of the operating lease right-of-use assets and liabilities; Hilton New Orleans St Charles $34 Hurricane Ida-related losses; and Held for Sale/Sold/Disposed Hotels $(117) finance lease obligation - cash ground rent.
b)	Other Adjustments of $(707) for November 2020 include: Hilton San Diego Bayfront $(97) amortization of the operating lease right-of-use assets and liabilities; Hyatt Regency San Francisco $4 COVID-19-related severance; Renaissance Washington DC $(115) credit card merchant class action settlement proceeds; Renaissance Orlando at SeaWorld® $39, including $125 COVID-19-related severance and $(86) credit card merchant class action settlement proceeds; Wailea Beach Resort $(215), including $(131) COVID-19-related severance accrual adjustment and $(84) credit card merchant class action settlement proceeds; JW Marriott New Orleans $(50), including $1 amortization of the operating lease right-of-use assets and liabilities and $(51) credit card merchant class action settlement proceeds; Marriott Boston Long Wharf $(76), including $(1) COVID-19-related severance accrual adjustment and $(75) credit card merchant class action settlement proceeds; Renaissance Long Beach $(19), including $15 COVID-19-related severance and $(34) credit card merchant class action settlement proceeds; Hilton Garden Inn Chicago Downtown/Magnificent Mile $3 amortization of the operating lease right-of-use assets and liabilities; The Bidwell Marriott Portland $(16) credit card merchant class action settlement proceeds; Hilton New Orleans St. Charles $(6), including $1 COVID-19-related severance and $(7) credit card merchant class action settlement proceeds; and Held for Sale/Sold/Disposed Hotels $(159), including $(3) amortization of the operating lease right-of-use assets and liabilities, $(117) finance lease obligation - cash ground rent, $3 COVID-19-related severance, $58 legal fees and $(100) credit card merchant class action settlement proceeds.
c)	Other Adjustments of $(96) for November 2019 include: Hilton San Diego Bayfront $(97) amortization of the operating lease right-of-use assets and liabilities; Hyatt Regency San Francisco $100 taxes assessed on commercial rents; JW Marriott New Orleans $1 amortization of the operating lease right-of-use assets and liabilities; Embassy Suites Chicago $(5) prior year property tax credit; Hilton Garden Inn Chicago Downtown/Magnificent Mile $3 amortization of the operating lease right-of-use assets and liabilities; and Held for Sale/Sold/Disposed Hotels $(98), including $19 amortization of the operating lease right-of-use assets and liabilities and $(117) finance lease obligation interest - cash ground rent.
(2)	16 Hotel Portfolio includes all hotels owned by the Company as of December 31, 2021, except the Hyatt Centric Chicago Magnificent Mile, which was considered held for sale due to its sale in February 2022.
(3)	Non-comparable Hotels includes the Company's ownership results for the Montage Healdsburg and the Four Seasons Resort Napa Valley, acquired in April 2021 and December 2021, respectively. The newly-developed hotels are considered non-comparable as they did not open until December 2020 and October 2021, respectively.
(4)	14 Hotel Portfolio includes the same hotels owned during November 2021, 2020 and 2019, except the Hyatt Centric Chicago Magnificent Mile, which was considered held for sale due to its sale in February 2022.
(5)	Held for Sale/Sold/Disposed Hotels for November 2021 includes results for the Hyatt Centric Chicago Magnificent Mile considered held for sale as of December 31, 2021 due to its sale in February 2022 and the Embassy Suites La Jolla, sold in December 2021. Held for Sale/Sold/Disposed Hotels for November 2020 also includes results for the Renaissance Westchester and the Renaissance Los Angeles Airport, sold in October 2021 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Held for Sale/Sold/Disposed Hotels for November 2019 also includes results for the Renaissance Harborplace, sold in July 2020.
(6)	Actual Portfolio includes results for 17 hotels, 19 hotels and 20 hotels owned by the Company during the months ended November 30, 2021, 2020 and 2019, respectively.
(7)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In November 2019 a $(5) prior year property tax credit was received at the Embassy Suites Chicago.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 65

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

December 2021

	Hotels sorted by number of rooms	For the Month of December 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1a)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$8,219	$97	$(97)	$1,054	$225	$1,279	15.6%
2	Boston Park Plaza	3,995	(1,613)	—	1,502	—	(111)	(2.8)%
3	Hyatt Regency San Francisco	3,918	(1,741)	—	1,070	—	(671)	(17.1)%
4	Renaissance Washington DC	1,626	(1,716)	(94)	717	—	(1,093)	(67.2)%
5	Renaissance Orlando at SeaWorld®	4,943	538	(6)	724	—	1,256	25.4%
6	Wailea Beach Resort	14,677	5,760	1	1,353	—	7,114	48.5%
7	JW Marriott New Orleans	2,199	(238)	124	536	284	706	32.1%
8	Marriott Boston Long Wharf	2,807	(487)	(29)	938	—	422	15.0%
9	Renaissance Long Beach	1,612	22	(126)	256	—	152	9.4%
10	Embassy Suites Chicago	1,381	(148)	—	250	—	102	7.4%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	758	(384)	2	192	—	(190)	(25.1)%
12	The Bidwell Marriott Portland	580	(210)	—	269	—	59	10.2%
13	Hilton New Orleans St. Charles	638	(656)	619	203	—	166	26.0%
14	Oceans Edge Resort & Marina	3,140	1,444	—	297	—	1,741	55.4%
15	Montage Healdsburg	3,274	(976)	—	753	—	(223)	(6.8)%
16	Four Seasons Resort Napa Valley	2,852	(426)	—	426	—	—	0.0%

	16 Hotel Portfolio (2)	56,619	(734)	394	10,540	509	10,709	18.9%

	Less: Non-comparable Hotels (3)
	Montage Healdsburg	(3,274)	976	—	(753)	—	223	(6.8)%
	Four Seasons Resort Napa Valley	(2,852)	426	—	(426)	—	—	0.0%

	14 Hotel Portfolio (4)	50,493	668	394	9,361	509	10,932	21.7%

	Add: Non-comparable Hotels (3)
	Montage Healdsburg	3,274	(976)	—	753	—	(223)	(6.8)%
	Four Seasons Resort Napa Valley	2,852	(426)	—	426	—	—	0.0%

	Add: Held for Sale/Sold/Disposed Hotels (5)	1,581	(654)	(117)	380	124	(267)	(16.9)%

	Actual Portfolio (6)	$58,200	$(1,388)	$277	$10,920	$633	$10,442	17.9%

*Footnotes on pages 69 and 70

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 66

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

December 2020

	Hotels sorted by number of rooms	For the Month of December 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1b)	Depreciation	Interest Expense	EBITDAre (7)	Margins (7)
1	Hilton San Diego Bayfront	$2,046	$(1,767)	$(97)	$1,080	$254	$(530)	(25.9)%
2	Boston Park Plaza	854	(1,487)	—	1,505	—	18	2.1%
3	Hyatt Regency San Francisco	506	(2,253)	(173)	1,082	—	(1,344)	(265.6)%
4	Renaissance Washington DC	176	(2,054)	752	628	525	(149)	(84.7)%
5	Renaissance Orlando at SeaWorld®	758	(1,160)	(31)	754	—	(437)	(57.7)%
6	Wailea Beach Resort	2,714	(588)	8	1,357	—	777	28.6%
7	JW Marriott New Orleans	512	(1,065)	28	538	292	(207)	(40.4)%
8	Marriott Boston Long Wharf	293	(1,254)	—	927	—	(327)	(111.6)%
9	Renaissance Long Beach	165	(584)	(9)	314	—	(279)	(169.1)%
10	Embassy Suites Chicago	183	334	(56)	252	—	530	289.6%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	60	250	(18)	223	—	455	758.3%
12	The Bidwell Marriott Portland	61	(727)	—	372	—	(355)	(582.0)%
13	Hilton New Orleans St. Charles	184	(330)	1	207	—	(122)	(66.3)%
14	Oceans Edge Resort & Marina	1,590	454	—	294	—	748	47.0%

	14 Hotel Portfolio (4)	10,102	(12,231)	405	9,533	1,071	(1,222)	(12.1)%

	Add: Held for Sale/Sold/Disposed Hotels (5)	696	(1,766)	(428)	892	369	(933)	(134.1)%

	Actual Portfolio (6)	$10,798	$(13,997)	$(23)	$10,425	$1,440	$(2,155)	(20.0)%

*Footnotes on pages 69 and 70

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 67

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

December 2019

	Hotels sorted by number of rooms	For the Month of December 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1c)	Depreciation	Interest Expense	EBITDAre (7)	Margins (7)
1	Hilton San Diego Bayfront	$9,388	$(440)	$(95)	$1,072	$625	$1,162	12.4%
2	Boston Park Plaza	6,439	(497)	—	1,510	—	1,013	15.7%
3	Hyatt Regency San Francisco	8,233	162	134	1,071	—	1,367	16.6%
4	Renaissance Washington DC	4,512	(859)	—	697	559	397	8.8%
5	Renaissance Orlando at SeaWorld®	7,616	1,813	—	866	—	2,679	35.2%
6	Wailea Beach Resort	12,900	4,308	—	1,313	—	5,621	43.6%
7	JW Marriott New Orleans	2,886	229	—	542	297	1,068	37.0%
8	Marriott Boston Long Wharf	3,906	103	—	915	—	1,018	26.1%
9	Renaissance Long Beach	1,866	35	—	329	—	364	19.5%
10	Embassy Suites Chicago	1,660	(11)	—	246	—	235	14.2%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,212	(104)	(47)	224	—	73	6.0%
12	The Bidwell Marriott Portland	447	(265)	—	134	—	(131)	(29.3)%
13	Hilton New Orleans St. Charles	829	(117)	—	212	—	95	11.5%
14	Oceans Edge Resort & Marina	2,037	514	—	274	—	788	38.7%

	14 Hotel Portfolio (4)	63,931	4,871	(8)	9,405	1,481	15,749	24.6%

	Add: Held for Sale/Sold/Disposed Hotels (5)	15,534	(1,093)	(165)	2,954	737	2,433	15.7%

	Actual Portfolio (6)	$79,465	$3,778	$(173)	$12,359	$2,218	$18,182	22.9%

*Footnotes on pages 69 and 70

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 68

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

December 2021/2020/2019 Footnotes

(In thousands)

(1)	Other Adjustments include:
a)	Other Adjustments of $277 for December 2021 include: Hilton San Diego Bayfront $(97) amortization of the operating lease right-of-use assets and liabilities; Renaissance Washington DC $(94) COVID-19-related severance accrual adjustment; Renaissance Orlando at SeaWorld® $(6) COVID-19-related severance accrual adjustment; Wailea Beach Resort $1 COVID-19-related severance; JW Marriott New Orleans $124, including $1 amortization of the operating lease right-of-use assets and liabilities, $153 Hurricane Ida-related losses and $(30) COVID-19-related severance accrual adjustment; Marriott Boston Long Wharf $(29) COVID-19-related severance accrual adjustment; Renaissance Long Beach $(126) COVID-19-related severance accrual adjustment; Hilton Garden Inn Chicago Downtown/Magnificent Mile $2 amortization of the operating lease right-of-use assets and liabilities; Hilton New Orleans St. Charles $619 Hurricane Ida-related losses; and Held for Sale/Sold/Disposed Hotels $(117) finance lease obligation - cash ground rent.
b)	Other Adjustments of $(23) for December 2020 include: Hilton San Diego Bayfront $(97) amortization of the operating lease right-of-use assets and liabilities; Hyatt Regency San Francisco $(173) credit card merchant class action settlement proceeds; Renaissance Washington DC $752 COVID-19-related severance; Renaissance Orlando at SeaWorld® $(31) COVID-19-related severance accrual adjustment; Wailea Beach Resort $8 COVID-19-related severance; JW Marriott New Orleans $28, including $1 amortization of the operating lease right-of-use assets and liabilities and $27 COVID-19-related severance; Renaissance Long Beach $(9) prior year property tax credit; Embassy Suites Chicago $(56) credit card merchant class action settlement proceeds; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(18), including $2 amortization of the operating lease right-of-use assets and liabilities and $(20) credit card merchant class action settlement proceeds; Hilton New Orleans St. Charles $1 COVID-19-related severance; and Held for Sale/Sold/Disposed Hotels $(428), including $(3) amortization of the operating lease right-of-use assets and liabilities, $(117) finance lease obligation interest - cash ground rent, $(481) prior year property tax credit, $122 COVID-19-related severance and $51 legal fees.
c)	Other Adjustments of $(173) for December 2019 include: Hilton San Diego Bayfront $(95) amortization of the operating lease right-of-use assets and liabilities; Hyatt Regency San Francisco $134 taxes assessed on commercial rents; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(47), including $3 amortization of the operating lease right-of-use assets and liabilities and $(50) prior year property tax credit; and Held for Sale/Sold/Disposed Hotels $(165), including $18 amortization of the operating lease right-of-use assets and liabilities, $(117) finance lease obligation interest - cash ground rent and $(66) prior year property tax credit.
(2)	16 Hotel Portfolio includes all hotels owned by the Company as of December 31, 2021, except the Hyatt Centric Chicago Magnificent Mile, which was considered held for sale due to its sale in February 2022.
(3)	Non-comparable Hotels includes the Company's ownership results for the Montage Healdsburg and the Four Seasons Resort Napa Valley, acquired in April 2021 and December 2021, respectively. The newly-developed hotels are considered non-comparable as they did not open until December 2020 and October 2021, respectively.
(4)	14 Hotel Portfolio includes the same hotels owned during December 2021, 2020 and 2019, except the Hyatt Centric Chicago Magnificent Mile, which was considered held for sale due to its sale in February 2022.
(5)	Held for Sale/Sold/Disposed Hotels for December 2021 includes results for the Hyatt Centric Chicago Magnificent Mile considered held for sale as of December 31, 2021 due to its sale in February 2022 and the Embassy Suites La Jolla, sold in December 2021. Held for Sale/Sold/Disposed Hotels for December 2020 also includes results for the Renaissance Westchester and the Renaissance Los Angeles Airport, sold in October 2021 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Held for Sale/Sold/Disposed Hotels for December 2019 also includes results for the Renaissance Harborplace, sold in July 2020.

Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In December 2020, a total of $(490) in prior year property tax credits were received at the Renaissance Long Beach and the Held for Sale/Sold/Disposed Hotels. In December 2019, a total of $(116) in prior year property tax credits were received at the Hilton Garden Inn Chicago Downtown/Magnificent Mile and the Held for Sale/Sold/Disposed Hotels.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 69

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

December 2021/2020/2019 Footnotes (continued)

(In thousands)

(6)	Actual Portfolio includes results for 18 hotels, 19 hotels and 20 hotels owned by the Company during the months ended December 31, 2021, 2020 and 2019.
(7)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In December 2020, a total of $(490) in prior year property tax credits were received at the Renaissance Long Beach and the Held for Sale/Sold/Disposed Hotels. In December 2019, a total of $(116) in prior year property tax credits were received at the Hilton Garden Inn Chicago Downtown/Magnificent Mile and the Held for Sale/Sold/Disposed Hotels.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 70

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

FY 2021

	Hotels sorted by number of rooms	For the Year Ended December 31, 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1a)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$67,799	$(5,191)	$(446)	$12,790	$2,645	$9,798	14.5%
2	Boston Park Plaza	38,516	(21,170)	—	17,920	—	(3,250)	(8.4)%
3	Hyatt Regency San Francisco	28,252	(22,290)	—	12,842	—	(9,448)	(33.4)%
4	Renaissance Washington DC	22,959	(9,189)	(166)	7,671	—	(1,684)	(7.3)%
5	Renaissance Orlando at SeaWorld®	33,725	(5,434)	(6)	8,753	—	3,313	9.8%
6	Wailea Beach Resort	110,486	30,937	1	16,332	—	47,270	42.8%
7	JW Marriott New Orleans	19,133	(6,446)	1,260	6,432	3,385	4,631	24.2%
8	Marriott Boston Long Wharf	27,048	(7,197)	(29)	11,154	—	3,928	14.5%
9	Renaissance Long Beach	18,366	2,433	(132)	3,164	—	5,465	29.8%
10	Embassy Suites Chicago	12,618	(2,656)	189	3,016	—	549	4.4%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	8,555	(3,404)	197	2,366	—	(841)	(9.8)%
12	The Bidwell Marriott Portland	5,100	(4,063)	—	3,232	—	(831)	(16.3)%
13	Hilton New Orleans St. Charles	6,481	(4,522)	2,944	2,466	—	888	13.7%
14	Oceans Edge Resort & Marina	29,053	8,935	—	3,542	—	12,477	42.9%
15	Montage Healdsburg	45,424	(4,257)	—	10,240	—	5,983	13.2%
16	Four Seasons Resort Napa Valley	2,852	(426)	—	426	—	—	0.0%

	16 Hotel Portfolio (3)	476,367	(53,940)	3,812	122,346	6,030	78,248	16.4%

	Less: Non-comparable Hotels (4)
	Montage Healdsburg	(45,424)	4,257	—	(10,240)	—	(5,983)	13.2%
	Four Seasons Resort Napa Valley	(2,852)	426	—	(426)	—	—	0.0%

	14 Hotel Portfolio (5)	428,091	(49,257)	3,812	111,680	6,030	72,265	16.9%

	Add: Non-comparable Hotels (4)
	Montage Healdsburg	39,669	1,036	—	6,715	—	7,751	19.5%
	Four Seasons Resort Napa Valley	2,852	(426)	—	426	—	—	0.0%

	Add: Held for Sale/Sold/Disposed Hotels (6)	28,216	(17,456)	3,310	8,826	3,646	(1,674)	(5.9)%

	Actual Portfolio (7)	$498,828	$(66,103)	$7,122	$127,647	$9,676	$78,342	15.7%

*Footnotes on pages 74 and 75

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 71

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

FY 2020

	Hotels sorted by number of rooms	For the Year Ended December 31, 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (1b)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$40,331	$(21,476)	$(1,311)	$12,911	$4,778	$(5,098)	(12.6)%
2	Boston Park Plaza	18,625	(30,190)	(179)	18,066	—	(12,303)	(66.1)%
3	Hyatt Regency San Francisco	23,529	(22,945)	(87)	13,003	—	(10,029)	(42.6)%
4	Renaissance Washington DC	16,109	(23,910)	1,113	7,933	6,586	(8,278)	(51.4)%
5	Renaissance Orlando at SeaWorld®	20,702	(13,361)	632	10,129	—	(2,600)	(12.6)%
6	Wailea Beach Resort	34,943	(12,237)	70	16,095	—	3,928	11.2%
7	JW Marriott New Orleans	12,657	(10,166)	91	6,485	3,480	(110)	(0.9)%
8	Marriott Boston Long Wharf	11,576	(18,345)	60	11,023	—	(7,262)	(62.7)%
9	Renaissance Long Beach	9,100	(5,103)	261	3,858	—	(984)	(10.8)%
10	Embassy Suites Chicago	4,581	(7,412)	175	3,010	—	(4,227)	(92.3)%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,357	(7,255)	290	2,692	—	(4,273)	(181.3)%
12	The Bidwell Marriott Portland (8)	1,577	(5,267)	(16)	1,945	—	(3,338)	(211.7)%
13	Hilton New Orleans St. Charles	4,717	(3,028)	4	2,535	—	(489)	(10.4)%
14	Oceans Edge Resort & Marina	13,523	(90)	(13)	3,447	—	3,344	24.7%

	14 Hotel Portfolio (5)	214,327	(180,785)	1,090	113,132	14,844	(51,719)	(24.1)%

	Add: Held for Sale/Sold/Disposed Hotels (6)	42,763	(72,474)	6,189	22,894	9,979	(33,412)	(78.1)%

	Actual Portfolio (7)	$257,090	$(253,259)	$7,279	$136,026	$24,823	$(85,131)	(33.1)%

*Footnotes on pages 74 and 75

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 72

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

FY 2019

	Hotels sorted by number of rooms	For the Year Ended December 31, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Income	Adjustments (1c)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (8)	$152,719	$28,149	$(1,158)	$11,500	$8,505	$46,996	30.8%
2	Boston Park Plaza	105,052	14,887	—	17,916	—	32,803	31.2%
4	Hyatt Regency San Francisco (8)	121,322	18,705	1,383	12,559	—	32,647	26.9%
3	Renaissance Washington DC	84,784	8,081	—	9,400	6,786	24,267	28.6%
5	Renaissance Orlando at SeaWorld®	83,699	18,525	—	10,333	—	28,858	34.5%
6	Wailea Beach Resort	123,311	33,797	—	15,643	—	49,440	40.1%
7	JW Marriott New Orleans	41,877	7,511	1	6,413	3,540	17,465	41.7%
8	Marriott Boston Long Wharf	61,638	12,357	—	10,868	—	23,225	37.7%
9	Renaissance Long Beach	29,280	5,099	—	3,874	—	8,973	30.6%
10	Embassy Suites Chicago	26,293	4,486	157	2,984	—	7,627	29.0%
11	Hilton Garden Inn Chicago Downtown/Magnificent Mile	20,760	2,742	217	2,637	—	5,596	27.0%
12	The Bidwell Marriott Portland	15,628	4,266	—	1,605	—	5,871	37.6%
13	Hilton New Orleans St. Charles	13,140	934	—	2,529	—	3,463	26.4%
14	Oceans Edge Resort & Marina (8)	21,228	3,230	189	3,157	—	6,576	31.0%

	14 Hotel Portfolio (5)	900,731	162,769	789	111,418	18,831	293,807	32.6%

	Add: Held for Sale/Sold/Disposed Hotels (6)	214,344	2,125	(2,293)	35,312	9,700	44,844	20.9%

	Actual Portfolio (7)	$1,115,075	$164,894	$(1,504)	$146,730	$28,531	$338,651	30.4%

*Footnotes on pages 74 and 75

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 73

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

FY 2021/2020/2019 Footnotes

(In thousands)

(1)	Other Adjustments include:
a)	Other Adjustments of $7,122 for 2021 include: Hilton San Diego Bayfront $(446), including $(1,158) amortization of the operating lease right-of-use assets and liabilities and $712 lawsuit settlement costs; Renaissance Washington DC $(166), including $(72) prior year property tax credit and $(94) COVID-19-related severance accrual adjustment; Renaissance Orlando at SeaWorld® $(6) COVID-19-related severance accrual adjustment; Wailea Beach Resort $1 COVID-19-related severance; JW Marriott New Orleans $1,260, including $1 amortization of the operating lease right-of-use assets and liabilities, $1,289 Hurricane Ida-related losses and $(30) COVID-19-related severance accrual adjustment; Marriott Boston Long Wharf $(29) COVID-19-related severance accrual adjustment; Renaissance Long Beach $(132), including $(6) prior year property tax credit and $(126) COVID-19-related severance accrual adjustment; Embassy Suites Chicago $189 prior year property tax assessment; Hilton Garden Inn Chicago Downtown/Magnificent Mile $197, including $23 amortization of the operating lease right-of-use assets and liabilities and $174 prior year property tax assessment; Hilton New Orleans St. Charles $2,944 Hurricane Ida-related losses; and Held for Sale/Sold/Disposed Hotels $3,310, including $(1,404) finance obligation lease - cash ground rent, $94 prior year property tax assessment, $58 legal fees and $4,562 severance.
b)	Other Adjustments of $7,279 for 2020 include: Hilton San Diego Bayfront $(1,311), including $(1,160) amortization of the operating lease right-of-use assets and liabilities, $26 COVID-19-related severance and $(177) credit card merchant class action settlement proceeds; Boston Park Plaza $(179), including $60 COVID-19-related severance and $(239) credit card merchant class action settlement proceeds; Hyatt Regency San Francisco $(87), including $76 COVID-19-related severance, $10 taxes assessed on commercial rents and $(173) credit card merchant class action settlement proceeds; Renaissance Washington DC $1,113, including $1,228 COVID-19-related severance and $(115) credit card merchant class action settlement proceeds; Renaissance Orlando at SeaWorld® $632, including $718 COVID-19-related severance and $(86) credit card merchant class action settlement proceeds; Wailea Beach Resort $70, including $154 COVID-19-related severance and $(84) credit card merchant class action settlement proceeds; JW Marriott New Orleans $91, including $1 amortization of the operating lease right-of-use assets and liabilities, $141 COVID-19-related severance and $(51) credit card merchant class action settlement proceeds; Marriott Boston Long Wharf $60, including $135 COVID-19-related severance and $(75) credit card merchant class action settlement proceeds; Renaissance Long Beach $261, including $(21) prior year property tax credit, $316 COVID-19-related severance and $(34) credit card merchant class action settlement proceeds; Embassy Suites Chicago $175, including $215 prior year property tax net assessment, $16 COVID-19-related severance and $(56) credit card merchant class action settlement proceeds; Hilton Garden Inn Chicago Downtown/Magnificent Mile $290, including $31 amortization of the operating lease right-of-use assets and liabilities, $279 prior year property tax assessment and $(20) credit card merchant class action settlement proceeds; The Bidwell Marriott Portland $(16) credit card merchant class action settlement proceeds; Hilton New Orleans St. Charles $4, including $11 COVID-19-related severance and $(7) credit card merchant class action settlement proceeds; Oceans Edge Resort & Marina $(13) credit card merchant class action settlement proceeds; and Held for Sale/Sold/Disposed Hotels $6,189, including $35 amortization of the operating lease right-of-use assets and liabilities, $(1,404) finance lease obligation - cash ground rent, $(748) prior year property tax credit, $8,157 COVID-19-related severance, $624 legal fees and $(475) credit card merchant class action settlement proceeds.
c)	Other Adjustments of $(1,504) for 2019 include: Hilton San Diego Bayfront $(1,158) amortization of the operating lease right-of-use assets and liabilities; Hyatt Regency San Francisco $1,383 taxes assessed on commercial rents; JW Marriott New Orleans $1 amortization of the operating lease right-of-use assets and liabilities; Embassy Suites Chicago $157 prior year property tax net assessment; Hilton Garden Inn Chicago Downtown/Magnificent Mile $217, including $39 amortization of the operating lease right-of-use assets and liabilities and $178 prior year property tax net assessment; Oceans Edge Resort & Marina $189 prior year property tax assessment; and Held for Sale/Sold/Disposed Hotels $(2,293), including $238 amortization of the operating lease right-of-use assets and liabilities, $(2,175) finance lease obligation interest - cash ground rent and $(356) prior year property tax credit.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 74

Supplemental Financial Information February 22, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

FY 2021/2020/2019 Footnotes (continued)

(In thousands)

(2)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In 2021, a total of $379 in prior year property tax net assessments were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Renaissance Long Beach, the Renaissance Washington DC and the Held for Sale/Sold/Disposed Hotels. In 2020, a total of $(275) in prior year property tax net credits were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Renaissance Long Beach and the Held for Sale/Sold/Disposed Hotels. In 2019, a total of $168 in prior year property tax net assessments were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Oceans Edge Resort & Marina and the Held for Sale/Sold/Disposed Hotels.
(3)	16 Hotel Portfolio includes all hotels owned by the Company as of December 31, 2021, except the Hyatt Centric Chicago Magnificent Mile, which was considered held for sale due to its sale in February 2022.
(4)	Non-comparable Hotels includes the Company's ownership results for the Montage Healdsburg and the Four Seasons Resort Napa Valley, acquired in April 2021 and December 2021, respectively. The newly-developed hotels are considered non-comparable as they did not open until December 2020 and October 2021, respectively. In addition, 2021 includes prior ownership results for the Montage Healdsburg. The Company obtained prior ownership results from the hotel's previous owner during the due diligence period before the Company’s acquisition was completed. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment and intangible assets) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from two to forty years.
(5)	14 Hotel Portfolio includes the same hotels owned during 2021, 2020 and 2019, except the Hyatt Centric Chicago Magnificent Mile, which was considered held for sale due to its sale in February 2022.
(6)	Held for Sale/Sold/Disposed Hotels for 2021 includes results for the Hyatt Centric Chicago Magnificent Mile considered held for sale as of December 31, 2021 due to its sale in February 2022, along with the Embassy Suites La Jolla and the Renaissance Westchester, sold in December 2021 and October 2021, respectively. Held for Sale/Sold/Disposed Hotels for 2020 also includes results for the Renaissance Harborplace and the Renaissance Los Angeles Airport, sold in July 2020 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Held for Sale/Sold/Disposed Hotels for 2019 also includes results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(7)	Actual Portfolio includes results for 19 hotels, 20 hotels and 21 hotels owned by the Company during 2021, 2020 and 2019, respectively.
(8)	Hotel Adjusted EBITDAre for 2020 is impacted by a room renovation at The Bidwell Marriott Portland. Hotel Adjusted EBITDAre for 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 75